The information in this preliminary Prospectus Supplement is not complete and may be changed. A registration statement related to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated February 24, 2011

Prospectus Supplement
(to Prospectus dated May 17, 2010)

3,000,000 Common Shares

The Cushing MLP Total Return Fund

$       per Common Share

The Cushing MLP Total Return Fund (the “Fund”) is offering 3,000,000 common shares of beneficial interest, par value $0.001 per share (“Common Shares”). The Fund was formed as a Delaware statutory trust on May 23, 2007 and is a non-diversified, closed-end management investment company. The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange (the “NYSE”) under the symbol “SRV”. The last reported sale price for the Fund’s Common Shares on February 23, 2011 was $11.05 per share. The net asset value per share of the Fund’s Common Shares at the close of business on February 23, 2011 was $8.70.

This investment involves risks. See “Principal Risks of the Fund” beginning on page S-12 of this Prospectus Supplement and on page 44 of the accompanying Prospectus before investing in Common Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus Supplement or the accompanying Prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$	$
Underwriting discount(2)	$	$
Proceeds, before expenses, to the Fund(3)	$	$

(1)	The Fund has granted the underwriters an option to purchase up to an additional 450,000 Common Shares at the public offering price, less the underwriting discount, within 45 days of the date of this Prospectus Supplement solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, total underwriting discount, and total proceeds, before expenses, to the Fund will be $ , $ and $ , respectively. See “Underwriting.”
(2)	The Fund has also agreed to reimburse the underwriters for certain out-of-pocket legal expenses incurred by them up to an aggregate of $50,000 with respect to this offering.
(3)	Total offering expenses (other than underwriting discount) are estimated to be $200,000, which will be paid by the Fund.

The underwriters expect to deliver the Common Shares to purchasers on or about March     , 2011.

RBC Capital Markets	Ladenburg Thalmann & Co. Inc.	Baird

BB&T Capital Markets	Janney Montgomery Scott	Maxim Group LLC

National Securities Corporation	Stone & Youngberg LLC	Wunderlich Securities

Prospectus Supplement dated February     , 2011

This Prospectus Supplement, dated February     , 2011, together with the accompanying Prospectus, dated May 17, 2010, sets forth concisely the information that you should know before investing in the Fund’s Common Shares. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information about the Fund, before deciding whether to invest, and you should retain them for future reference. This Prospectus Supplement and the accompanying Prospectus are part of a “shelf” registration statement filed with the SEC. This Prospectus Supplement describes the specific details regarding this offering, including the method of distribution. If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus, you should rely on this Prospectus Supplement. Copies of the Fund’s annual and semi-annual reports may be obtained upon request, without charge, by calling toll-free (800) 662-7232 and are also available through the Fund’s website at www.srvfund.com. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus Supplement or the accompanying Prospectus. The SEC maintains an internet website (www.sec.gov) that contains the Fund’s annual and semi-annual reports and other information regarding the Fund.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the accompanying Prospectus.

S-ii

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Cushing MLP Total Return Fund. This Prospectus Supplement may also include trademarks owned by other persons.

Prospectus Supplement

Prospectus

S-iii

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement and the accompanying Prospectus, including documents incorporated by reference, contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Many factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial, petroleum and other markets, the price at which the Fund’s Common Shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in such forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Principal Risks of the Fund” section of this Prospectus Supplement and the accompanying Prospectus. You are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement and the accompanying Prospectus are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Principal Risks of the Fund” section of this Prospectus Supplement and the accompanying Prospectus. The Fund urges you to review carefully this section for a more detailed discussion of the risks of an investment in the Fund’s securities.

S-iv

PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary of information contained elsewhere in this Prospectus Supplement and the accompanying Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should carefully read the more detailed information contained in this Prospectus Supplement and the accompanying Prospectus, especially the information set forth in the accompanying Prospectus under the headings “Investment Objective and Policies” and “Principal Risks of the Fund.”

The Fund
The Cushing MLP Total Return Fund was formed as a Delaware statutory trust on May 23, 2007 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). Throughout this Prospectus Supplement and the accompanying Prospectus, The Cushing MLP Total Return Fund is referred to simply as the “Fund” or as “we,” “us” or “our.”
The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in master limited partnership (“MLP”) investments. There can be no assurance that the Fund’s investment objective will be achieved.
NYSE Listed
The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus, subject to notice of issuance, will be, listed for trading on the NYSE under the symbol “SRV.” As of February 23, 2011, the last reported sale price of the Common Shares on the NYSE was $11.05.
Investment Adviser
The Fund’s investments are managed by its investment adviser, Cushing MLP Asset Management, LP (the “Investment Adviser”), whose principal business address is 8117 Preston Road, Suite 440, Dallas, Texas 75225. The Investment Adviser serves as investment adviser to registered and unregistered funds, which invest primarily in securities of MLPs and Other Natural Resource Companies. The Investment Adviser is also the sponsor of The Cushing® 30 MLP Index (which is a fundamentally based MLP Index, comprised of 30 equally weighted publicly traded energy infrastructure MLPs with a focus on total return) and The Cushing® MLP High Income Index (which tracks the performance of 30 publicly traded MLPs with an emphasis on current yield).
The Investment Adviser considers itself one of the principal professional institutional investors in the MLP space based on the following:
• An investment team with extensive experience in MLP analysis and investment, portfolio management, risk management, and private securities transactions.
• A focus on bottom-up, fundamental analysis performed by its experienced investment team, which is core to the Investment Adviser’s investment process.

•

The investment team’s wide range of professional backgrounds, market knowledge, industry relationships, and experience in the analysis, financing, and structuring of MLP investments give the Investment Adviser insight into, and the ability to identify and capitalize on, investment opportunities in MLPs and Other Natural Resources Companies.

• Its central location in Dallas, Texas affords proximity to major players and assets in the MLP space.

Investment Strategy
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments (the “80% policy”). For purposes of the Fund’s 80% policy, MLP investments are investments that offer economic exposure to public and private MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, which are I-Shares, and other derivative securities that have economic characteristics of MLP securities.
The Fund will generally seek to invest in 20 to 30 issuers with generally no more than 10% of Managed Assets (as defined below) in any one issue and no more than 15% of Managed Assets in any one issuer (for purposes of this limit, an “issuer” includes both an MLP and its controlling general partner or managing member), in each case, determined at the time of investment. Among other things, the Investment Adviser will use fundamental, proprietary research to seek to identify the most attractive MLPs with strong fundamental growth prospects and will seek to invest in initial public offerings (“IPOs”) and secondary market issuances, private investment in public equity (“PIPE”) transactions and private transactions, including pre-acquisition and pre-IPO equity issuances and investments in private companies. Generally, no more than 50% of the Fund’s portfolio will be in PIPE or other private or restricted securities at the time of investment.
Portfolio Investments
Sector Allocation (As of January 31, 2011)

Natural Gas Gathering	22%
Natural Gas Transportation	19%
Crude Oil Gathering/Transport	15%
Upstream	11%
Shipping	8%
Products Pipeline/Storage	7%
GP MLPs	6%
MLP Bonds	5%
Coal	3%
Propane	3%
Natural Gas Storage	1%
Top Ten Holdings (As of January 31, 2011)

	Market Value (Millions)	% of NAV
Enbridge Energy Partners LP	$22.19	10.1%
Markwest Energy Partners LP	18.52	8.4
Penn Virginia GP Holdings	18.37	8.2
Genesis Energy LP	16.63	7.6
Targa Resources Partners LP	15.83	7.2
Crosstex Energy LP	15.23	6.9
Magellan Midstream Partners LP	14.13	6.4
Energy Transfer Partners LP	13.48	6.1
Enterprise Products Partners LP	13.07	5.9
Oneok Partners LP	12.15	5.5

Who May Want to Invest
Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you are seeking:
• The opportunity for an attractive total return through capital appreciation and current income, in a fund managed by an experienced team of portfolio and investment professionals.
• Low correlation with broader equity or fixed income markets.

•

Exposure to a growing sub-sector of the natural resources universe, which sub-sector benefits from a tax-advantaged structure and which owns and operates integral infrastructure energy assets that are essential in meeting the growing demand from energy producers and consumers.

•

Access through a single investment vehicle to a portfolio of public, PIPE, and private securities issued by MLPs and securities of Other Natural Resources Companies (not otherwise available to the general public) researched and sourced by experienced investment professionals at the Investment Adviser.

However, an investment in the Fund involves certain associated investment risks. See “Principal Risks of the Fund” in this Prospectus Supplement and the accompanying Prospectus.
An Investment in the Fund vs. Direct Investment in MLPs
The Investment Adviser believes that an investment in the Fund has certain advantages over direct investment in MLPs, such as:

•

Exposure to the MLP asset class through an investment vehicle that will provide common shareholders with a single Internal Revenue Service (“IRS”) form 1099. Direct investors in MLPs receive an IRS schedule K-1 from each MLP in which they invest.

•

Access to an investment vehicle that will not require shareholders to file state income tax returns in any state in which such investor is not otherwise required to file a tax return. Direct investors in an MLP are considered limited partners and may be required to file state income tax returns in each state in which the MLP operates.

•

Ability for the Fund’s common shareholders that are tax-exempt investors to avoid having the Fund’s distributions classified as unrelated business taxable income (“UBTI”), unless such investor’s Common Shares are debt-financed. A portion of income received by tax-exempt investors directly from MLPs is generally treated as UBTI.

•

Ability for non-U.S. shareholders to avoid being directly subject to regular net based U.S. federal income tax and return filing requirements with respect to investments in MLPs, provided such non-U.S. shareholder’s investment in the Fund is not effectively connected with the conduct of a trade or business in the United States by such shareholder. Non-U.S. shareholders would generally be subject to regular net based U.S. federal income tax on income from direct investments in MLPs treated as effectively connected with a U.S. trade or business.

•

Ability for the Fund’s common shareholders to not be limited by the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), containing the passive activity loss rules with respect to any losses resulting from the purchase and sale of Common Shares, because the Fund is taxed as a corporation. The passive activity loss rules limit the ability of certain direct investors in MLPs to use their allocable share of any losses generated by an MLP to offset income from other activities.

Distributions
The Fund has paid distributions to common shareholders every fiscal quarter since inception. Payment of future distributions is subject to approval by the Fund's Board of Trustees, as well as meeting the covenants of any outstanding borrowings and the asset coverage requirements of the Investment Company Act of 1940, as amended (the“1940 Act”). The Fund's quarterly distribution for the quarter ending February 28, 2011 of $0.225 per Common Share was declared on January 14, 2011 and is payable on March 10, 2011 to shareholders of record on January 31, 2011. Such distribution will not be paid to Common Shares issued in this offering.

The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's distributions to common shareholders will consist of tax-advantaged return of capital. However, no assurance can be given in this regard. See “Distributions” in the accompanying Prospectus.
The Offering
Common Shares Offered by the Fund 3,000,000
Common Shares Outstanding After this Offering 28,969,747

The number of Common Shares offered and outstanding after this offering assumes the underwriters’ overallotment option is not exercised. If the overallotment option is exercised in full, the Fund will issue an additional 450,000 Common Shares and will have 29,419,747 Common Shares outstanding after this offering.
Use of Proceeds. The Fund estimates that the net proceeds to the Fund from this offering will be approximately $ million (or $ million if the underwriters exercise their option to purchase additional Common Shares in full), after deducting underwriting discounts and commissions and estimated offering expenses. The Fund intends to invest the net proceeds of this offering in accordance with its investment objective and policies as stated in the accompanying Prospectus.
The Fund anticipates that it will be able to invest substantially all of the net proceeds of this offering in accordance with its investment objective and policies within three months after completion of this offering. Prior to the time the Fund is fully invested, the proceeds of this offering may temporarily be invested in cash, cash equivalents, or in debt securities that are rated AA or higher. Income received by the Fund from these temporary investments would likely be less than returns sought pursuant to the Fund’s investment objective and policies. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to use proceeds for this purpose. See “Use of Proceeds.”
Risks
Additional Risks Associated with MLPs and Other Natural Resources Companies. In addition to the risks applicable to investments in MLPs and Other Natural Resources Companies described in the accompanying Prospectus, MLPs and Other Natural Resources Companies may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products as a result of environmental accidents, such as the 2010 Deepwater Horizon oil spill, and the reaction thereto. While the nature of additional regulations cannot be predicted at this time, such regulations may impose additional costs or limit certain operations by MLPs and Other Natural Resources Companies operating in various sectors.
Dodd-Frank Act. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the“Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. Such regulations may change the way in which derivative instruments are regulated and/or traded and may impact the availability, liquidity and cost of derivative instruments. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, implementation of these measures or any future measures, could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective. In addition, the regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect MLPs and other issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.
2012 U.S. Federal Budget. The proposed U.S. federal budget for fiscal year 2012 calls for the elimination over ten years of approximately $46 billion in tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and Other Natural Resources Companies in which the Fund invests and/or the natural resources sector generally.
Limitations on Use of Net Operating Loss. In the event that the Fund experiences an “ownership change” for purposes of Section 382 of the Code, which generally is any change in ownership of more than 50% of the Fund’s common stock over a three-year period, the Fund’s ability to use net operating loss and capital loss carryovers to offset future taxable income could be substantially limited. Although the Fund does not expect that this offering of Common Shares should cause an “ownership change” for purposes of Section 382 of the Code, it is possible that future issuances or sales of Common Shares or other securities or certain other direct or indirect changes in ownership when combined with this and prior issuances may result in an ownership change.

Purchase at a Premium to NAV. The Fund’s Common Shares have recently been trading at a substantial premium to NAV per share which may not be sustainable. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Please see “Price Range of Common Shares” in this Prospectus Supplement and the accompanying Prospectus for further information about the historical NAV, share prices and premium or discount to NAV of the Fund’s Common Shares.
Tax Matters
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). See“Tax Matters” in the accompanying Prospectus and “Tax Updates” in this Prospectus Supplement.
See “Principal Risks of the Fund” and other information in this Prospectus Supplement and the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund’s Common Shares.

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the financial statements of the Fund and notes thereto, which are included in this Prospectus Supplement. The financial information for the fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008 and for the period from August 27, 2007 (commencement of operations) to November 30, 2007 has been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, whose unqualified report on such financial statements is included in this Prospectus Supplement.

	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008	Period from August 27, 2007(1) through November 30, 2007
Per Common Share Data(2)
Net Asset Value, beginning of period	$5.74	$3.98	$18.17	$—
Public offering price	—	—	—	20.00
Underwriting discounts and offering costs on issuance of Common Shares	(0.05)	(0.01)	—	(0.94)
Income from Investment Operations:
Net Investment Income	1.07	1.09	1.15	0.30
Net realized and unrealized gain (loss) on investments	2.17	1.69	(14.05)	(0.89)
Total increase (decrease) from investment operations	3.24	2.78	(12.90)	(0.59)
Less Distributions to Common Shareholders:
Net Investment Income	—	—	—	—
Return of Capital	(0.90)	(1.01)	(1.29)	(0.30)
Total distributions to common shareholders	(0.90)	(1.01)	(1.29)	(0.30)
Net Asset Value, end of period	$8.03	$5.74	$3.98	$18.17
Per Common Share market value, end of period	$9.42	$7.37	$10.36	$16.71
Total Investment Return Based on Market Value	42.26%	(16.89)%	(31.18)%	(14.84	)%(3)
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period (000’s)	$208,002	$64,511	$37,779	$159,103
Ratio of expenses (including current and deferred income tax benefit/(expense)) to average net assets before waiver(4)(5)	3.08%	4.32%	5.18%	(4.53)%
Ratio of expenses (including current and deferred income tax benefit/(expense)) to average net assets after waiver(4)(5)(6)	3.05%	3.74%	4.75%	(5.18)%
Ratio of expenses (excluding current and deferred income tax benefit/(expense)) to average net assets before waiver(4)(5)(6)	3.08%	4.32%	2.99%	2.69%
Ratio of expenses (excluding current and deferred income tax benefit/(expense)) to average net assets after waiver(4)(5)	3.05%	3.74%	2.56%	2.04%
Ratio of net investment income to average net assets before waiver(4)(5)(6)	1.66%	0.22%	(1.93)%	(0.48)%
Ratio of net investment income to average net assets after waiver(4)(5)(6)	1.69%	0.80%	(1.49)%	0.17%
Ratio of net investment income to average net assets after current and deferred income tax benefit/(expense), before waiver(4)(5)	1.66%	0.22%	(4.12)%	6.74%
Ratio of net investment income to average net assets after current and deferred income tax benefit/(expense), after waiver(4)(5)	1.69%	0.80%	(3.69)%	7.39%
Portfolio turnover rate	300.70%	526.39%	95.78%	15.15%

(1)	Commencement of operations.
(2)	Information presented relates to a Common Share outstanding for the entire period.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of Common Shares at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)	Annualized for periods less than one full year.
(5)	For the year ended November 30, 2010, the Fund accrued $0 in net current and deferred tax expense. For the year ended November 30, 2009, the Fund accrued $0 in net current and deferred tax expense. For the year ended November 30, 2008, the Fund accrued $3,153,649 in net current and deferred tax expense. For the period from August 27, 2007 through November 30, 2007, the Fund accrued $3,153,649 in net current and deferred income tax benefit.
(6)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

SUMMARY OF FUND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in the Fund’s Common Shares as a percentage of net assets attributable to Common Shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of this offering, assuming that the Fund incurs the estimated offering expenses.

The following table assumes the Fund has borrowed in the amount equal to 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s Common Shares) and shows the Fund’s expenses as a percentage of net assets attributable to its Common Shares.

Shareholder Transaction Expenses:
Sales Load Paid by Investors (as a percentage of offering price)(1)	%
Offering Expenses Borne by the Fund (as a percentage of offering price)(2)	%
Dividend Reinvestment Plan Fees(3)

Percentage of Net Assets Attributable to Common Shares (Assumes Leverage Is Used)(4)(5)
Annual Expenses:
Management Fees	1.88%
Interest Payments on Borrowed Funds(4)	0.38%
Other Expenses(6)	0.58%
Total Annual Expenses	2.84%

(1)	The Fund has also agreed to reimburse the underwriters for certain out-of-pocket legal expenses incurred by them up to an aggregate of $50,000 with respect to this offering.
(2)	Amount reflects estimated offering expenses of $200,000 borne by the Fund.
(3)	Investors who hold Common Shares in a dividend reinvestment account and request a sale of Common Shares through the dividend reinvestment plan agent are subject to a $15.00 sales fee and pay a brokerage commission of $0.12 per Common Share sold.
(4)	Assumes a cost on leveraging of 0.75%. This rate is an estimate and may differ based on varying market conditions that may exist when Leverage Instruments, as such term is defined on page 8 of the accompanying Prospectus, are issued or other borrowing commences and depending on the type of leverage used. If the Fund leverages in an amount greater than 33 1/3% of Managed Assets, this amount could increase.
(5)	The Fund currently borrows money, however, at times the Fund may not borrow or otherwise use leverage. Consequently, the table presented below in this footnote also shows the Fund’s expenses as a percentage of the same amount of net assets attributable to its Common Shares, but unlike the table above, assumes that the Fund does not borrow money. Consequently, the table below does not reflect any interest on borrowed funds or other costs and expenses of borrowing. The footnotes used in the table below correspond to the footnotes appearing below this footnote (5). In accordance with these assumptions, the Fund’s expenses would be as follows:

Percentage of Net Assets Attributable to Common Shares
Annual Expenses:
Management Fees	1.25%
Interest Payments on Borrowed Funds	None
Other Expenses(5)	0.58%
Total Annual Expenses	1.83%
(6)	The costs of this offering are not included as an Annual Expense in the expenses shown in this table, but are included in the Shareholder Transaction Expenses table above. “Other Expenses” are based on estimated amounts for the current fiscal year.

The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

Example

As required by relevant SEC regulations, the following example illustrates the expenses (including the estimated offering expenses) that an investor would pay on a $1,000 investment in the Fund’s Common Shares, assuming total annual expenses of 2.84% of net assets attributable to the Fund’s Common Shares, underwriting discounts and commissions of $    , estimated offering expenses of     % per share, the Fund issues Leverage Instruments in an amount equal to 33 1/3% of Managed Assets (i.e., 50% of net assets attributable to the Fund’s Common Shares), and a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

The Example should not be considered a representation of future expenses or returns. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example assumes that the estimated “Other Expenses” set out in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. In the event that the Fund does not use any leverage, an investor would pay the following expenses based on the assumptions in the example and total annual expenses of 1.83% of net assets attributable to the Fund’s Common Shares: 1 Year, $    , 3 Years, $    , 5 Years, $    , and 10 Years, $    . For additional information with respect to the Fund’s expenses, see “Management of the Fund” in the accompanying Prospectus and other information in this Prospectus Supplement and the accompanying Prospectus.

USE OF PROCEEDS

The Fund estimates that the net proceeds to the Fund from the sale of the 3,000,000 Common Shares in this offering will be approximately $       million (or $       million if the underwriters exercise their option to purchase additional Common Shares in full), after deducting underwriting discounts and commissions and estimated offering expenses.

The Fund intends to invest the net proceeds of this offering in accordance with its investment objective and policies as stated in the accompanying Prospectus. The Fund anticipates that it will be able to invest substantially all of the net proceeds of this offering in accordance with its investment objective and policies within three months after completion of this offering. Prior to the time the Fund is fully invested, the proceeds of this offering may temporarily be invested in cash, cash equivalents, or debt securities that are rated AA or higher. Income received by the Fund from these temporary investments would likely be less than returns sought pursuant to the Fund’s investment objective and policies. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to use proceeds for this purpose. A delay in the anticipated use of proceeds could lower returns and lower the Fund’s distributions for the Common Shares offered in this Prospectus Supplement.

CAPITALIZATION

The following table sets forth the Fund's capitalization as of November 30, 2010:

(i)	On an actual basis;
(ii)	on an adjusted basis, to give effect to: the issuance of an aggregate of 55,337 Common Shares pursuant to the Fund’s dividend reinvestment plan since November 30, 2010 and the application of the net proceeds from such issuances of Common Shares; and
(iii)	as further adjusted, to reflect the assumed sale of 3,000,000 Common Shares at $ per share in this offering, less the aggregate underwriting discount of $ and offering expenses payable by the Fund of approximately $200,000, and the application of the estimated net proceeds from this offering as set forth under “Use of Proceeds.”

As of November 30, 2010
	(In thousands, except per share data)
	Actual	As Adjusted	As Further Adjusted
		(Unaudited)	(Unaudited)
Short-Term Debt:
Borrowings(1)	$69,800	$69,800	$69,800
Common Shareholder’s Equity:
Common shares of beneficial interest, par value $0.001 per share; 92,500,000 shares authorized, 25,914,410 shares issued and outstanding (actual), 25,969,747 shares issued and outstanding (as adjusted) and 28,969,747 shares issued and outstanding (as further adjusted)	$26	$26	$
Additional paid-in capital	$258,034	$258,565	$
Accumulated net investment loss, net of income taxes	$629	$629
Accumulated realized loss, net of income taxes	$(117,869)	$(117,869)
Net unrealized gain on investments, net of income taxes	$67,183	$67,183	$
Net assets applicable to common shareholders	$208,002	$208,534	$
Net asset value per Common Share	$8.03	$8.03	$

(1)	As of November 30, 2010, there was approximately $69.8 million outstanding under the Fund’s fully-collateralized borrowing arrangement with Credit Suisse.

PRINCIPAL RISKS OF THE FUND

Investing in the Fund’s Common Shares involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in Common Shares you should consider carefully the risk factors described under “Principal Risks of the Fund” in the accompanying Prospectus in addition to the risk factors described in this Prospectus Supplement.

Additional Risks Associated with MLPs and Other Natural Resources Companies

In addition to the risks applicable to investments in MLPs and Other Natural Resources Companies described in the accompanying Prospectus, MLPs and Other Natural Resources Companies may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products as a result of environmental accidents, such as the 2010 Deepwater Horizon oil spill, and the reaction thereto. While the nature of additional regulations cannot be predicted at this time, such regulations may impose additional costs or limit certain operations by MLPs and Other Natural Resources Companies operating in various sectors.

Dodd-Frank Act

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the“Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. Such regulations may change the way in which derivative instruments are regulated and/or traded and may impact the availability, liquidity and cost of derivative instruments. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, implementation of these measures or any future measures, could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective. In addition, the regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect MLPs and other issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.

2012 U.S. Federal Budget

The proposed U.S. federal budget for fiscal year 2012 calls for the elimination over ten years of approximately $46 billion in tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and Other Natural Resources Companies in which the Fund invests and/or the natural resources sector generally.

Limitations on Use of Net Operating Loss

In the event that the Fund experiences an “ownership change” for purposes of Section 382 of the Code, which generally is any change in ownership of more than 50% the Fund’s common stock over a three-year period, the Fund’s ability to use net operating loss and capital loss carryovers to offset future taxable income could be substantially limited. Although the Fund does not expect that this offering of Common Shares should cause an “ownership change” for purposes of Sec- tion 382 of the Code, it is possible that future issuances or sales of Common Shares or other securities or certain other direct or indirect changes in ownership when combined with this and prior issuances may result in an ownership change.

Purchase at a Premium to Net Asset Value

The Fund’s Common Shares have recently been trading at a substantial premium to NAV per share which may not be sustainable. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Please see “Price Range of Common Shares” in this Prospectus Supplement for further information about the historical NAV, share prices and premium or discount to NAV of the Fund’s Common Shares.

TAX UPDATES

Tax Rates

Federal legislation has reduced the federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income tax rates for taxable years beginning after December 31, 2012, and the 15% federal income tax rate for long-term capital gains is scheduled to revert to 20% for such taxable years.

Tax Characterization of Distributions

The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund’s distributions to common shareholders will consist of tax-advantaged return of capital. However, no assurance can be given in this regard. In addition, although distributions that are treated as returns of capital are generally not taxable, they reduce basis in the investment, resulting in potential increased gain (or decreased loss) upon disposition. Shareholders that participate in the Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a distribution equal to the reinvested amount (taxable as described in the accompanying Prospectus under “Tax Matters — U.S. Shareholders — Distributions” and “Tax Matters — Non-U.S. Shareholders —  Distributions”) and (ii) reinvested such amount in Common Shares. Generally, such reinvested amount will equal the fair market value of the Common Shares received.

Foreign Account Tax Compliance Act

Recently enacted legislation will require, after December 31, 2012, withholding at a rate of 30 percent on dividends in respect of, and gross proceeds from the sale of, the Fund’s Common Shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in the institution held by certain United States persons and by certain non-US entities that are wholly or partially owned by United States persons. Accordingly, the entity through which the Fund’s Common Shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, the Fund’s Common Shares held by an investor that is a non-financial non-US entity will be subject to withholding at a rate of 30 percent, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund will in turn provide to the Secretary of the Treasury. If you are a non-U.S. holder of Common Shares, you are encouraged to consult with your tax advisors regarding the possible implications of the legislation on your investment in the Fund’s Common Shares.

Medicare Tax

For taxable years beginning after December 31, 2012, a U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, is subject to a 3.8% tax on the lesser of (1) the United States person’s “net investment income” for the relevant taxable year and (2) the excess of the United States person’s modified gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A holder’s net investment income will generally include its gross dividend income and its net gains from the disposition of the Fund’s Common Shares, unless such dividends or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a United States stockholder that is an individual, estate or trust, you are urged to consult your tax advisors regarding the applicability of the Medicare tax to your income and gains in respect of your investment in the Common Shares.

Information Reporting

Recently enacted legislation provides that payments made to corporations after December 31, 2011, will not be exempt from certain information reporting requirements.

RECENT DEVELOPMENTS

Change in Investment Adviser’s Name

On January 19, 2011, the Investment Adviser changed its name to “Cushing MLP Asset Management, LP”. No changes were made to the firm’s ownership or legal structure.

Legal Proceedings

On February 10, 2009, Terri Bachow filed a class action against the Investment Adviser, Jerry V. Swank, Mark W. Fordyce (formally an advisory affiliate of the Investment Adviser), Swank Capital, LLC and the independent trustees of the Fund. The plaintiff’s claims related to the treatment and valuation of a deferred tax asset carried by the Fund under FASB Accounting Standards Codification No. 740 (formerly, FASB Statement of Financial Accounting Standards No. 109). On September 13, 2010, the court entered an order approving an agreed upon settlement to the lawsuit which provided for the dismissal of the suit with prejudice, the granting of broad releases of the named defendants and all affiliated entities and a payment to the plaintiff by the Fund’s insurance carrier of $3.6 million, including payment of attorney’s fees for plaintiff’s counsel.

Issuance of Shares

On July 14, 2010, the Fund sold 8,625,000 Common Shares in a registered public offering at a price of $8.08 per share. After this sale, the Fund’s total Common Shares outstanding were 25,850,726. Since November 30, 2010, the Fund has issued 55,337 Common Shares pursuant to the Fund’s Dividend Reinvestment Plan.

The following information regarding the Fund’s authorized shares is as of November 30, 2010.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common shares of beneficial interest	Unlimited	None	25,969,747

Effects of Leverage

The Fund may use leverage through fully-collateralized borrowing arrangements, the issuance of preferred shares, commercial paper or notes, other forms of borrowing or both. The amount of the leverage utilized by the Fund may vary over time. As of November 30, 2010, there was approximately $69.8 million outstanding under the Fund’s fully-collateralized borrowing arrangement with Credit Suisse. Assuming the utilization of leverage in the amount of 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s Common Shares) and an annual interest rate of 0.75% on borrowings payable on such leverage based on market rates as of November 30, 2010, the annual return that the Fund must earn (net of expenses) in order to cover such interest expense is 0.38%. The Fund’s actual cost of leverage will be based on market rates, which may vary over time, and such actual costs of leverage may be higher or lower than that assumed in the previous example.

The following table is designed to assist the investor in understanding the effects of leverage by illustrating the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s Common Shares), assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of Common Shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. See “Principal Risks of the Fund” in the accompanying Prospectus.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(15.38)%	(7.88)%	(0.38)%	7.13%	14.63%

Common Share total return is composed of two elements: Distributions on Common Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying dividends or interest on its outstanding leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board and Committee Meetings

During the Fund’s fiscal year ended November 30, 2010, the Board of Trustees of the Fund held 4 meetings, the Fund’s Audit Committee held 2 meetings and the Nominating, Corporate Governance and Compensation Committee held 2 meetings.

Compensation of Trustees

The Trustees received from the Fund, for services as a Trustee of the Fund, the amounts set out below for the Fund’s fiscal year ended November 30, 2010.

	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex(1)
Non-Interested Trustees
Brian R. Bruce	$33,000	None	None	$33,000
Edward N. McMillan	$33,000	None	None	$33,000
Ronald P. Trout	$33,000	None	None	$33,000
Interested Trustee
Jerry V. Swank	None	None	None	None

(1)	The Fund complex consists of two funds, including the Fund.

Trustee Qualifications

The Board of Trustees has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board of Trustees considered when concluding that an individual should serve on the Board of Trustees were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, and (v) ability, judgment, attributes and expertise. In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund.

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table in the accompanying Prospectus on pages 65-66) that contributed to the Board of Trustees’ conclusion that an individual should serve on the Board of Trustees. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act or the rules and regulations of the SEC.

Brian R. Bruce.  Mr. Bruce has served as a Trustee of the Fund since its inception in 2007, and has served as a Trustee of the Cushing MLP Premier Fund (“Premier”) since 2010. Through his experience as a trustee of and chairman of the audit committee of the Fund, Premier and certain other registered investment companies, as a professor at Southern Methodist University’s Cox School of Business and Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.

Edward N. McMillan.  Mr. McMillan has served as a Trustee of the Fund since its inception in 2007, and has served as a Trustee of Premier since 2010. Through his experience as lead independent trustee of the Fund and Premier, 35 years of investment management experience, including as president of a small cap equity management firm, and prior service as chairman of the board of four registered investment companies, Mr. McMillan is experienced in financial, regulatory and investment matters.

Ronald P. Trout.  Mr. Trout has served as a Trustee of the Fund since its inception in 2007, and has served as a Trustee of Premier since 2010. Through his experience as a trustee of the Fund and Premier, as founding partner and senior vice president of an investment management firm and his service on the board of a publicly traded natural resources company, Mr. Trout is experienced in financial, regulatory and investment matters.

Jerry V. Swank.  Mr. Swank has served as a Trustee of the Fund since its inception in 2007, and has served as a Trustee of Premier since 2010. Through his experience as a trustee and chairman of the board of trustees of the Fund and Premier, managing partner of the Investment Adviser and founder of Swank Capital, LLC and his extensive professional experience with investment firms and as an oil and gas research consultant, Mr. Swank is experienced in financial, regulatory and investment matters.

Board of Trustees Leadership Structure

The primary responsibility of the Board of Trustees is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Investment Adviser and other service providers who have been approved by the Board of Trustees. The Board of Trustees is currently comprised of four Trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Fund (“Independent Trustees”) and one of whom is classified as an interested person of the Fund (“Interested Trustee”). Generally, the Board of Trustees acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

An Interested Trustee, Mr. Jerry V. Swank, currently serves as Chairman of the Board of Trustees. The Chairman of the Board of Trustees presides at meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board of Trustees from time to time.

The Independent Trustees have selected Mr. Edward N. McMillan as lead Independent Trustee. The lead Independent Trustee participates in the planning of Board of Trustees meetings, seeks to encourage open dialogue and independent inquiry among the trustees and management, and performs such other functions as may be requested by the Independent Trustees from time to time.

The Board of Trustees will meet regularly four times each year to discuss and consider matters concerning the Fund, and will also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and intend to regularly meet outside the presence of Fund management.

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board of Trustees. The committees will meet as often as necessary, either in conjunction with regular meetings of the Board of Trustees or otherwise. The committees of the Board of Trustees are the Audit Committee and the Nominating, Corporate Governance and Compensation Committee. The membership of each Committee consists of all of the Independent Trustees, which the Board of Trustees believes allows them to participate in the full range of the Board of Trustees’ oversight duties.

The Board of Trustees has determined that this leadership structure, including a Chairman of the Board of Trustees who is an Interested Trustee, a Lead Independent Trustee, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board of Trustees considered, among other things, the role of the Investment Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board of Trustees will be conducted through the Committees, the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund. The Board of Trustees also believes that its structure, including the presence of one Trustee who is an executive officer of the Investment Adviser, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

Board of Trustees’ Rule in Risk Oversight

The Fund has retained the Investment Adviser to provide investment advisory services and certain administrative services. The Investment Adviser is primarily responsible for the management of risks that may arise from Fund investments and operations. Certain employees of the Investment Adviser serve as the Fund’s officers, including the Fund’s President, Chief Executive Officer, Chief Financial Officer, General Counsel and Chief Compliance Officer. The Board of Trustees oversees the performance of these functions by the Investment Adviser, both directly and through the Committee structure the Board of Trustees has established. The Board of Trustees will receive from the Investment Adviser reports on a regular and as-needed basis relating to the Fund’s investment activities and to the actual and potential risks of the Fund, including reports on investment risks, compliance with applicable laws, and the Fund’s financial accounting and reporting. In addition, the Board of Trustees will meet periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance and investment risks.

In addition, the Board of Trustees has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Fund that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, and will provide presentations to the Board of Trustees at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board of Trustees will discuss relevant risks affecting the Fund with the CCO at these meetings. The Board of Trustees has approved the Compliance Policies and will review the CCO’s reports. Further, the Board of Trustees will annually review the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Officers of the Fund

Name and Year of Birth	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
John Alban (1963)	Treasurer (Chief Financial Officer)	Officer since 2010	Chief Financial Officer of the Investment Adviser (2010 – Present); CAO of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007)
Barry Greenberg (1963)	General Counsel and Chief Compliance Officer	Officer since 2010	General Counsel and Chief Compliance Officer of the Investment Adviser (2010 – Present); Partner, Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal and Compliance, American Beacon Advisors, Inc. (1995 – 2005); Attorney and Branch Chief, U.S. Securities and Exchange Commission (1988 – 1995).
Daniel L. Spears (1972)	Executive Vice President and Secretary	Officer since 2010	Partner and Portfolio Manager of the Investment Adviser (2006 – Present); Investment banker at Banc of America Securities, LLC (1998 to 2006).

Investment Management Agreement

The continuation of the Investment Management Agreement was most recently approved by the Fund’s Board of Trustees on August 3, 2010. A discussion regarding the basis for approval by the Fund’s Board of Trustees of the Investment Management Agreement is available in the Fund’s annual report to shareholders for the year ended November 30, 2010.

Investment Management Fee.

	Fiscal Year Ended November 30,
	2010	2009	2008
The Investment Manager received approximate management fees of	$2,467,110	$557,839	$1,615,353

Portfolio Managers

Jerry V. Swank and Daniel L. Spears are the Fund’s portfolio managers. The following tables provide information regarding other accounts managed by the portfolio managers as of the fiscal year ended November 30, 2010.

Other Accounts Managed by the Portfolio Managers.

	Registered Investment Companies (Including the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Jerry V. Swank	2	$217 million	4	$584 million	0	$0
Daniel L. Spears	2	$217 million	1	$123 million	0	$0

Other Accounts That Pay Performance-Based Advisory Fees Managed by the Portfolio Managers.

	Registered Investment Companies (Including the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Jerry V. Swank	0	$0	3	$579 million	0	$0
Daniel L. Spears	0	$0	1	$123 million	0	$0

Ownership of Securities.

Jerry V. Swank:  $100,001 – $500,000

Daniel L. Spears:  $10,001 – $50,000

Ownership of Securities

As of December 31, 2010, the Trustees of the Fund owned Common Shares of the Fund in the following amounts:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies(1)
Brian R. Bruce	$10,001 – $50,000	$10,001 – $50,000
Edward N. McMillan	$50,001 – $100,000	$50,001 – $100,000
Ronald P. Trout	$10,001 – $50,000	$10,001 – $50,000
Jerry V. Swank	over $100,000	over $100,000

(1)	The family of investment companies consists of two funds, including the Fund.

As of December 31, 2010, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Common Shares of the Fund. There are no control persons of the Fund.

Principal Shareholders

As of January 31, 2011, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of the one class of securities of the Fund.

Price Range of Common Shares

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our Common Shares and the net asset value and the premium or discount from net asset value per share at which the Common Shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

Quarter Ended	Market Price		Corresponding Net Asset Value (“NAV”) per Share		Corresponding Premium or Discount as a % of NAV
	High	Low	High	Low	High	Low
Fiscal Year Ending November 30, 2010
First Fiscal Quarter	$9.90	$7.33	$6.74	$5.74	46.88%	27.70%
Second Fiscal Quarter	$9.44	$7.87	$7.24	$6.17	30.39%	27.55%
Third Fiscal Quarter	$8.68	$8.00	$6.63	$6.20	30.92%	29.03%
Fourth Fiscal Quarter	$9.91	$8.33	$8.43	$7.48	17.56%	11.37%

On February 23, 2011, the last reported price for the Fund’s Common Shares was $11.05 per share and the NAV of the Fund’s Common Shares was $8.70 per share, resulting in a premium to NAV of 27.01%. The Fund cannot predict whether its shares will trade in the future at a premium to or discount from NAV, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund’s Common Shares have in the past traded below their NAV.

Portfolio Transactions and Brokerage

Commissions Paid.  Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

Fiscal Year Ended November 30,	All Brokers	Affiliated Brokers
2010	$2,025,928	$0
2009	$1,315,955	$0
2008	$582,968	$0

Fiscal Year 2010 Percentages:
Commissions with affiliate to total transactions	0%
Value of brokerage transactions with affiliate to total transactions	0%

UNDERWRITING

RBC Capital Markets, LLC and Ladenburg Thalmann & Co. Inc. are acting as the representatives (the “Representatives”) of the underwriters and the joint book-running managers of this offering. Under the terms of an underwriting agreement dated the date of this Prospectus Supplement, the underwriters set forth below have agreed to purchase from the Fund the number of Common Shares set forth opposite their name.

Underwriter	Shares
RBC Capital Markets, LLC
Ladenburg Thalmann & Co. Inc.
Robert W. Baird & Co. Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Janney Montgomery Scott LLC
Maxim Group LLC
National Securities Corporation
Stone & Youngberg LLC
Wunderlich Securities, Inc.
Total	3,000,000

The underwriting agreement provides that the underwriters’ obligations to purchase the Common Shares depend on the satisfaction of the conditions contained in the underwriting agreement and that if any of the Common Shares are purchased by the underwriters, all of the Common Shares must be purchased. The conditions contained in the underwriting agreement include the condition that all the representations and warranties made by the Fund to the underwriters are true, that there has been no material adverse change in the condition of the Fund or in the financial markets and that the Fund deliver to the underwriters customary closing documents.

The following table summarizes the underwriting discount the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Common Shares. The underwriting discount is the difference between the initial price to the public and the amount the underwriters pay the Fund to purchase the Common Shares.

	No Exercise	Full Exercise
Per Common Share	$	$
Total	$	$

The Fund will pay all expenses of this offering that it incurs. Total expenses of this offering payable by the Fund, other than the underwriting discount, will be approximately $200,000. As a part of these expenses, the Fund has agreed to reimburse the underwriters for certain out-of-pocket legal expenses incurred by them up to an aggregate of $50,000 with respect to this offering.

The Fund has been advised by the underwriters that the underwriters propose to offer the Common Shares directly to the public at the initial price to the public set forth on the cover page of this Prospectus Supplement and to selected dealers at this price to the public less a concession not to exceed $      per Common Share.

The Fund and the Investment Adviser have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act or to contribute to payments that may be required to be made with respect to these liabilities.

The Fund has granted to the underwriters an option to purchase up to an aggregate of 450,000 additional Common Shares at the initial price to the public less the underwriting discount set forth on the cover page of this Prospectus Supplement exercisable solely to cover over-allotments, if any. Such option may be exercised in whole or in part at any time until 45 days after the date of this Prospectus Supplement. If this option is exercised, each underwriter will be committed, subject to satisfaction of the conditions specified in the underwriting agreement, to purchase a number of additional Common Shares proportionate to each underwriter’s initial commitment as indicated in the preceding table, and the Fund will be obligated, pursuant to the option, to sell these shares to the underwriters.

During a period of 60 days from the date of the Prospectus Supplement (the “Lock-Up Period”), the Fund, its trustees and officers and the Investment Adviser have agreed that subject to certain exceptions, they will not, without the prior written consent of the Representatives, directly or indirectly, (1) offer, pledge, sell, contract to sell, sell any option, rights or warrant to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of the Fund’s Common Shares or any securities convertible into or exercisable or exchangeable for the Fund’s Common Shares or file any registration statement under the Securities Act with respect to any of the foregoing or (2) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Fund’s Common Shares, whether any such swap or transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The restrictions described in this paragraph do not apply to the sale of the Common Shares to the underwriters or Common Shares issued (or purchased in the open market) pursuant to the Fund’s dividend reinvestment plan. If (x) during the last 17 days of the Lock-Up Period, the Fund issues an earnings release or material news or a material event relating to the Fund or the Investment Adviser occurs, or (y) the Fund announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of such Lock-Up Period, such Lock-Up Period will automatically be extended and the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the occurrence of the material news or material event, as applicable, unless the underwriters waive such extensions. The Representatives, in their sole discretion, may release the Common Shares subject to lock-up agreements in whole or in part at any time with or without notice. When determining whether or not to release Common Shares from lock-up agreements, the Representatives will consider, among other factors, the reasons for requesting the release, the number of Common Shares for which the release is being requested and market conditions at the time.

In connection with this offering, the underwriters may engage in stabilizing transactions, over-allotment transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.
•	Over-allotment transactions involve sales by the underwriters of Common Shares in excess of the number of Common Shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of Common Shares over-allotted by the underwriters is not greater than the number of shares they may purchase in their option to purchase additional Common Shares. In a naked short position, the number of Common Shares involved is greater than the number of Common Shares in the underwriters’ option to purchase additional Common Shares. The underwriters may close out any short position by either exercising their option and/or purchasing Common Shares in the open market.
•	Syndicate covering transactions involve purchases of the Common Shares in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of the Common Shares to close out the short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through their option. If the underwriters sell more Common Shares than could be covered by their option to purchase additional Common Shares, which is referred to in this Prospectus Supplement as a naked short position, the position can only be closed out by buying Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in this offering.

•	Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the Common Shares originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions. Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Common Shares or preventing or retarding a decline in the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that might otherwise exist in the open market.

These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of the Common Shares or preventing or retarding a decline in the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the NYSE or otherwise and, if commenced, may be discontinued at any time.

Neither the Fund, the Investment Adviser nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund, the Investment Adviser nor any of the underwriters make any representation that the underwriters will engage in these stabilizing transactions or that any transaction, if commenced, will not be discontinued without notice.

The sum of all compensation to the underwriters in connection with this offering of Common Shares, including the underwriting discount, will not exceed 8.0% of the total public offering price of the Common Shares sold in this offering.

In connection with this offering, certain of the underwriters or securities dealers may distribute this Prospectus Supplement and the accompanying Prospectus electronically.

The underwriters and their affiliates have provided in the past to the Fund, the Investment Adviser and their affiliates, and may from time to time in the future provide, certain commercial banking, financial advisory, investment banking and other services, for which they will be entitled to receive separate fees. The underwriters and their affiliates may from time to time in the future engage in transactions with the Fund, the Investment Adviser and their affiliates and perform services for the Fund or its portfolio companies in the ordinary course of business.

The principal business address of RBC Capital Markets, LLC is Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281, and the principal address of Ladenburg Thalmann & Co. Inc. is 520 Madison Ave., 9th Floor, New York, New York 10022.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, as special counsel to the Fund in connection with the offering of Common Shares. Certain legal matters will be passed on by Vinson & Elkins L.L.P., New York, New York, as special counsel to the underwriters in connection with the offering of Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, has audited the Fund’s financial statements as of and for the Fund’s fiscal year ended November 30, 2010, as set forth in their report, which is included in this Prospectus Supplement. The Fund’s financial statements are included in this Prospectus Supplement in reliance upon such report of Deloitte and Touche LLP given their authority as experts in accounting and auditing. Deloitte & Touche LLP’s principal business address is located at 2200 Ross Avenue, Dallas, Texas 75201.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance with those requirements is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports and other information, including the Fund and Investment Adviser’s code of ethics, can be inspected and copied at the Securities and Exchange Commission’s Public Reference Room, Washington, D.C. 20549-0102. Information on the operation of such public reference facilities may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Copies of such materials can be obtained from the Securities and Exchange Commission’s Public Reference Room, at prescribed rates, or by electronic request at publicinfo@sec.gov. The Securities and Exchange Commission maintains a website at www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. Copies of the Fund’s annual and semi-annual reports may be obtained, without charge, upon request mailed to Jerry Swank, The Cushing MLP Total Return Fund, 8117 Preston Road, Suite 440, Dallas, Texas 75225 or by calling toll free at (800) 662-7232 and also are made available on the Fund’s website at www.srvfund.com. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus Supplement or the accompanying Prospectus.

Additional information regarding the Fund is contained in the registration statement on Form N-2, including amendments, exhibits and schedules to the registration statement relating to such shares filed by the Fund with the Securities and Exchange Commission in Washington, D.C. This Prospectus Supplement and the accompanying Prospectus does not contain all of the information set out in the registration statement, including any amendments, exhibits and schedules to the registration statement. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the registration statement. Statements contained in this Prospectus Supplement and the accompanying Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part of the registration statement may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Cushing MLP Total Return Fund:

We have audited the accompanying statement of assets and liabilities of The Cushing MLP Total Return Fund (the “Fund”), including the schedule of investments, as of November 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 27, 2007 (commencement of operations) to November 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing MLP Total Return Fund as of November 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from August 27, 2007 (commencement of operations) to November 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

January 27, 2011
Dallas, Texas

Schedule of Investments	November 30, 2010

COMMON STOCK — UNITED STATES — 7.3%(1)	Shares	Fair Value
Shipping — 2.8%(1)
Knight Transportation, Inc.	300,000	$5,784,000
Utilities — 4.5%(1)
Ameren Corporation	50,000	1,436,000
Public Service Enterprise Group	100,000	3,083,000
Integrys Energy Group, Inc.	100,000	4,870,000
		9,389,000
Total Common Stock (Cost $15,298,155)		$15,173,000
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — 122.1%(1)
Coal — 13.6%(1)
Oxford Resource Partners, L.P.	500,000	$10,830,000
Penn Virginia GP Holdings, L.P.	700,000	17,451,000
		28,281,000
Crude/Natural Gas Production — 15.1%(1)
Breitburn Energy Partners, L.P.	400,000	7,872,000
EV Energy Partners, L.P.	175,000	6,679,750
Legacy Reserves, L.P.	150,000	3,916,500
Linn Energy, LLC	250,000	9,075,000
Vanguard Natural Resources, LLC	150,000	3,964,500
		31,507,750
Crude/Refined Products Pipelines and Storage — 31.0%(1)
Enbridge Energy Partners, L.P.	350,000	21,297,500
Genesis Energy, L.P.	600,000	14,658,000
Magellan Midstream Partners, L.P.	250,000	14,000,000
Plains All American Pipeline, L.P.	150,000	9,225,000
TransMontaigne Partners, L.P.	150,000	5,286,000
		64,466,500
Natural Gas/Natural Gas Liquid Pipelines and Storage — 25.1%(1)
Boardwalk Pipeline Partners, LP	250,000	7,750,000
El Paso Pipeline Partners, L.P.	100,000	3,312,000
Energy Transfer Partners, L.P.	125,000	6,333,750
Enterprise Products Partners, L.P.	300,000	12,624,000
Niska Gas Storage Partners LLC	100,000	1,998,000
ONEOK Partners, L.P.	150,000	11,881,500
Williams Partners, L.P.	175,000	8,233,750
		52,133,000
Natural Gas Gathering/Processing — 25.8%(1)
Chesapeake Midstream Partners, L.P.	75,000	2,137,500
Crosstex Energy, L.P.	700,000	9,751,000
MarkWest Energy Partners, L.P.	425,000	17,990,250
Regency Energy Partners, L.P.	450,000	11,565,000
Targa Resources Partners, L.P.	400,000	12,116,000
		53,559,750

See Accompanying Notes to the Financial Statements.

Schedule of Investments — (Continued)	November 30, 2010

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — (Continued)	Shares	Fair Value
Propane — 4.3%(1)
Inergy, L.P.	231,000	$9,013,620
Shipping — 7.2%(1)
Navios Maritime Partners, L.P.	500,000	9,280,000
Teekay Offshore Partners, L.P.	200,000	5,764,000
		15,044,000
Total Master Limited Partnerships and Related Companies (Cost $188,205,905)		$254,005,620
SENIOR NOTES — UNITED STATES — 7.8%(1)	Principal Amount
Crude/Natural Gas Production — 2.2%(1)
Breitburn Energy Partners, L.P., 8.625%, 10/15/2020(2)	$2,500,000	$2,506,250
Linn Energy, LLC, 7.750%, 02/01/2021(2)	2,000,000	2,040,000
		4,546,250
Crude/Refined Products Pipelines and Storage — 0.5%(1)
Genesis Energy, L.P., 7.875%, 12/15/2018(2)	1,000,000	993,750
Natural Gas/Natural Gas Liquids Pipelines and Storage — 0.2%(1)
El Paso Corp., 7.420%, due 02/15/2037	375,000	371,114
Natural Gas Gathering/Processing — 4.9%(1)
Atlas Pipeline Partners, L.P., 8.750% due 06/15/2018	3,500,000	3,832,500
Copano Energy, LLC, 8.125%, due 03/01/2016	2,000,000	2,030,000
MarkWest Energy Partners, L.P., 8.750%, due 04/15/2018	1,000,000	1,080,000
Regency Energy Partners, L.P., 9.375%, due 06/01/2016	2,000,000	2,205,000
Targa Resources Partners, L.P., 8.250%, due 07/01/2016	200,000	209,000
Targa Resources Partners, L.P., 11.250%, due 07/15/2017	600,000	687,000
Targa Resources Partners, L.P., 7.875%, due 10/15/2018(2)	250,000	258,750
		10,302,250
Total Senior Notes (Cost $14,704,710)		$16,213,364
SHORT-TERM INVESTMENTS — UNITED STATES — INVESTMENT COMPANIES — 0.1%(1)	Shares
AIM Short-Term Treasury Portfolio Fund — Institutional Class	36,726	$36,726
Fidelity Government Portfolio Fund — Institutional Class	36,726	36,726
First American Treasury Obligations Fund — Class A	36,726	36,726
First American Treasury Obligations Fund — Class Y	36,726	36,726
First American Treasury Obligations Fund — Class Z	36,726	36,726
Total Short-Term Investments (Cost $183,630)		$183,630
TOTAL INVESTMENTS — 137.3%(1) (COST $218,392,400)		$285,575,614
Liabilities in Excess of Other Assets — (37.3)%(1)		(77,573,239)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$208,002,375

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities represent a total fair value of $5,798,750, which represents 2.8% of net assets.

See Accompanying Notes to the Financial Statements.

Statement of Assets & Liabilities

November 30, 2010

Assets
Investments at fair value (cost $218,392,400)	$285,575,614
Cash and cash equivalents	824,659
Receivable for investments sold	5,272,196
Interest receivable	402,707
Distributions and dividends receivable	997,895
Prepaid expenses and other assets	52,918
Total assets	293,125,989
Liabilities
Payable to Advisor	310,308
Payable for investments purchased	8,385,730
Distributions payable to common stockholders	5,830,742
Short-term borrowings	69,800,000
Accrued interest expense	440,573
Accrued offering expense	147,605
Accrued expenses and other liabilities	208,656
Total liabilities	85,123,614
Net assets applicable to common stockholders	$208,002,375
Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 25,914,410 shares issued and outstanding (unlimited shares authorized)	$25,914
Additional paid-in capital	258,033,671
Accumulated net investment income, net of income taxes	628,635
Accumulated realized loss, net of income taxes	(117,869,059)
Net unrealized gain on investments, net of income taxes	67,183,214
Net assets applicable to common stockholders	$208,002,375
Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$8.03

See Accompanying Notes to the Financial Statements.

Statement of Operations

Fiscal Year Ended November 30, 2010

Investment Income
Distributions received from master limited partnerships	$16,566,758
Less: return of capital on distributions	(15,935,285)
Distribution income from master limited partnerships	631,473
Dividends from common stock (net of foreign taxes withheld of $10,236)	4,483,307
Interest income	1,320,531
Total Investment Income	6,435,311
Expenses
Advisory fees	2,514,525
Professional fees	364,767
Administrator fees	138,058
Reports to stockholders	132,360
Trustees’ fees	103,526
Registration fees	95,378
Fund accounting fees	53,404
Custodian fees and expenses	33,818
Transfer agent fees	27,456
Other expenses	257,274
Total Expenses before Interest Expense	3,720,566
Interest expense	465,469
Total Expenses	4,186,035
Less: expense waived by Advisor	(47,415)
Net Expenses	4,138,620
Net Investment Income	2,296,691
Realized and Unrealized Gain on Investments
Net realized gain on investments	1,539,215
Net change in unrealized appreciation of investments	46,302,472
Net Realized and Unrealized Gain on Investments	47,841,687
Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$50,138,378

See Accompanying Notes to the Financial Statements.

Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2010	Fiscal Year Ended November 30, 2009
Operations
Net investment income	$2,296,691	$407,744
Net realized gain (loss) on investments	1,539,215	(52,209,736)
Net change in unrealized appreciation of investments	46,302,472	78,913,488
Net increase in net assets applicable to common stockholders resulting from operations	50,138,378	27,111,496
Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(18,332,242)	(9,505,720)
Total dividends and distributions to common stockholders	(18,332,242)	(9,505,720)
Capital Share Transactions
Proceeds from issuance of 14,475,000 and 1,686,090 common shares from offerings, net of offering costs of $615,000 and $154,876, respectively	110,189,000	8,696,251
Issuance of 191,812 and 78,157 common shares from reinvestment of distributions to stockholders, respectively	1,495,837	430,132
Net increase in net assets applicable to common stockholders from capital share transactions	111,684,837	9,126,383
Total increase in net assets applicable to common stockholders	143,490,973	26,732,159
Net Assets
Beginning of fiscal year	64,511,402	37,779,243
End of fiscal year	$208,002,375	$64,511,402
Accumulated net investment income (loss) at the end of the fiscal year	$628,635	$(1,668,056)

See Accompanying Notes to the Financial Statements.

Statement of Cash Flows

Fiscal Year Ended November 30, 2010

Operating Activities
Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$50,138,378
Adjustments to reconcile increase in the net assets applicable to common stockholders to net cash used in operating activities
Net change in unrealized appreciation of investments	(46,302,472)
Purchases of investments	(733,582,151)
Proceeds from sales of investments	578,613,513
Proceeds from investments sold short	74,563,378
Purchases to cover investments sold short	(82,514,707)
Return of capital on distributions	15,935,285
Net realized gains on sales of investments	(1,539,215)
Net purchases of short-term investments	(58,045)
Net accretion/amortization of senior notes’ premiums/discounts	(140,986)
Changes in operating assets and liabilities
Receivable for investments sold	1,609,444
Interest receivable	(150,707)
Distributions and dividends receivable	(480,162)
Prepaid and other assets	(5,180)
Payable to Advisor	232,024
Payable for investments purchased	7,156,215
Accrued interest expense	436,720
Accrued offering expense	147,605
Accrued expenses and other liabilities	122,827
Net cash used in operating activities	(135,818,236)
Financing Activities
Proceeds from borrowing facility	118,900,000
Repayment of borrowing facility	(79,000,000)
Common Stock Issuance, net of underwriting and other direct costs	14,666
Additional paid-in capital from Common Stock Issuance	110,174,334
Dividends paid to common stockholders	(13,536,372)
Net cash provided by financing activities	136,552,628
Increase in Cash and Cash Equivalents	734,392
Cash and Cash Equivalents:
Beginning of fiscal year	90,267
End of fiscal year	$824,659
Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$28,750
Taxes Paid	$20,747
Additional paid-in capital from Dividend Reinvestment	$1,495,837

See Accompanying Notes to the Financial Statements.

Notes To Financial Statements

November 30, 2010

1.  Organization

The Cushing MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.  Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Swank Energy Income Advisors, LP (the “Advisor”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii) Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Advisor determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the securities sold short. There were no securities sold short at November 30, 2010.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. Subsequent to November 30, 2009, the Fund revised the amount of investment income and return of capital it recognized based on the 2009 tax reporting information received from the individual MLPs. The Fund has estimated approximately 5% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on the accrual basis.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2010, the Fund’s dividends and distributions were expected to be comprised of 100% return of capital. The tax character of distributions paid for the fiscal year ended November 30, 2010 will be determined in early 2011.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of November 30, 2010, the Fund’s federal tax returns since inception remain subject to examination by the Internal Revenue Service.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statements of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements, however, is unknown, as this would involve expenses relating to existing claims that have not yet been accrued or future claims that may be made against the Fund that have not yet occurred and may not occur.

As of November 30, 2010, the Fund had accrued and paid approximately $500,000 in expenses relating to the indemnification of its officers and trustees relating to the legal proceedings described in Note J, of which $209,000 was expensed during the fiscal year ended November 30, 2010 and is included in other expenses in the Statement of Operations. Subsequent to November 30, 2010, the Fund paid approximately $34,000 in expenses relating to the indemnification of its officers and trustees relating to the legal proceedings described in Note J. No further payments relating to these legal proceedings are anticipated.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

During the fiscal year ended November 30, 2010, the Fund purchased 88,800 S&P Depository Receipts (“SPDR”) Trust Series 1 equity option put contracts with various exercise prices and sold 85,800 of these option contracts for a total loss of $5,495,618. The remaining 3,000 contracts expired for a total realized loss of $364,182. The total realized loss of $5,859,800 is included in net realized gain on investments in the Statement of Operations. The Fund did not hold any option contracts as of November 30, 2010 and November 30, 2009.

During the fiscal year ended November 30, 2010, the Fund wrote 65,100 SPDR Trust Series 1 short option put contracts with various exercise prices and covered all of these option contracts for a total gain of $1,634,427, which is included in net realized gain on investments in the Statement of Operations.

J.  Legal Proceedings

On February 10, 2009, a putative class action lawsuit was filed in the United States District Court, Northern District of Texas, by Terri Morse Bachow on behalf of all persons who purchased shares of the Fund between September 1, 2008 and December 19, 2008, against the Advisor, Swank Capital, LLC, Jerry V. Swank, Mark W. Fordyce, Brian R. Bruce, Ronald P. Trout and Edward N. McMillan alleging violations of Sections 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) by Mr. Swank and Mr. Fordyce, violations of Section 20(a) of the Exchange Act by Swank Capital, LLC, Mr. Swank, Mr. Fordyce, Mr. Bruce, Mr. Trout, and Mr. McMillan, and violations of Section 36(b) of the Investment Company Act of 1940 by Swank Capital, LLC. The complaint sought an unspecified amount in compensatory damages, actual damages, and fees and expenses incurred in the lawsuit. The plaintiff’s claims related to the treatment and valuation of a deferred tax asset carried by the Fund under FASB Accounting Standards Codification No. 740, Income Taxes. Plaintiffs claimed that the Fund’s NAV was inflated as a result of an alleged failure to apply a valuation allowance to its deferred tax asset. Defendants filed a motion to dismiss the complaint and the court granted in part and denied in part the motion to dismiss. The court dismissed all claims under Section 20(a) of the Exchange Act and Section 36(b) of the 1940 Act but did not dismiss the claim under Section 10(b) of the Exchange Act against Mr. Swank and Mr. Fordyce. On May 17, 2010, the Fund entered into a stipulation and Agreement of Settlement in the lawsuit. On September 13, 2010, the court entered an order approving the agreed upon settlement of the lawsuit which provided for the dismissal of the lawsuit with prejudice, the granting of board releases of the named defendants, the Fund and all affiliated entities and a payment to the plaintiffs by the Fund’s insurance carrier of $3.6 million, which included payment of attorneys’ fees for plaintiffs’ counsel. The entire settlement amount was paid by the Fund’s insurers.

3.  Concentrations of Risk

The Fund’s investment objective is to seek to produce current income and capitalization. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its managed assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its managed assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its managed assets in debt securities of MLPs, other natural resource companies and other issuers.

4.  Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Advisor (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Advisor to the Fund. The Advisor announced on December 19, 2008 that it will temporarily reduce the advisory fee charged to the Fund from an annual rate of 1.25% to 1.00%. Subsequently, the Advisor increased the advisory fee back to 1.25% beginning February 1, 2010. The Advisor earned $2,467,110 in advisory fees (net of $47,415 of advisory fees waived by the Advisor) for the fiscal year ended November 30, 2010.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s managed assets, 0.05% on the next $200,000,000 of managed assets and 0.04% on the balance of the Fund’s managed assets, with a minimum annual fee of $40,000.

Computershare Trust Fund, N.A. serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.  Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2010, are as follows:

Deferred tax assets:
Net operating loss carryforward	$3,099,443
Capital loss carryforward	39,918,948
Total deferred tax assets	43,018,391
Less Deferred tax liabilities:
Unrealized gain on investment securities	24,133,916
Net deferred tax asset before valuation allowance	18,884,475
Valuation allowance	(18,884,475)
Net deferred tax asset	$—

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2007	$—	November 30, 2027
November 30, 2008	5,736,436	November 30, 2028
November 30, 2009	2,225,868	November 30, 2029
November 30, 2010	—	November 30, 2030
Total Fiscal Year Ended Net Operating Loss	$7,962,304
Fiscal Year Ended Capital Loss
November 30, 2007	$—	NA
November 30, 2008	62,485,409	November 30, 2013
November 30, 2009	50,363,661	November 30, 2014
November 30, 2010	—	NA
Total Fiscal Year Ended Capital Loss	$112,849,070

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As such, for the fiscal year ended November 30, 2010, the Fund used capital loss carryforwards of $699,000 from the fiscal year ended November 30, 2007 and $1,653,000 from the fiscal year ended November 30, 2008 to offset its capital gains. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2013. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2027.

The Fund has recorded a valuation allowance for the full amount of the deferred tax asset as the Fund believes it is more likely than not that the asset will not be utilized.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2010, as follows:

Application of statutory income tax rate	$17,548,000
Change in state tax rate used to determine deferred tax	1,537,000
Dividends received deduction adjustment	445,000
Change in valuation allowance	(19,530,000)
Total tax expense	$—

The decrease in the valuation allowance was due to a decrease in the net deferred tax asset of $19,530,000 during the fiscal year ended November 30, 2010. All federal and state tax amounts above are deferred balances and there were no current balances for federal or state taxes in the current year.

At November 30, 2010, the cost basis of investments was $217,350,111 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$70,490,166
Gross unrealized depreciation	(2,264,663)
Net unrealized appreciation	$68,225,503

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.  Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$15,173,000	$15,173,000	$—	$—
Master Limited Partnerships and Related Companies(a)	254,005,620	254,005,620	—	—
Total Equity Securities	269,178,620	269,178,620	—	—
Notes
Senior Notes(a)	16,213,364	—	16,213,364	—
Total Notes	16,213,364	—	16,213,364	—
Other
Short-Term Investments	183,630	183,630	—	—
Total Other	183,630	183,630	—	—
Total	$285,575,614	$269,362,250	$16,213,364	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2010.

7.  Investment Transactions

For the fiscal year ended November 30, 2010, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $733,582,151 and $578,613,513 (excluding short-term securities), respectively and made purchases to cover investments sold short and received proceeds from investments sold short in the amount of $82,514,707 and $74,563,378, respectively.

8.  Common Stock

The Fund has unlimited shares of capital stock authorized and 25,914,410 shares outstanding at November 30, 2010. Transactions in common stock for the fiscal years ended November 30, 2009 and November 30, 2010 were as follows:

Shares at November 30, 2008	9,483,351
Shares sold through additional offerings	1,686,090
Shares issued through reinvestment of distributions	78,157
Shares at November 30, 2009	11,247,598
Shares sold through additional offerings	14,475,000
Shares issued through reinvestment of distributions	191,812
Shares at November 30, 2010	25,914,410

9.  Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR plus 0.30%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the fiscal year ended November 30, 2010 was approximately $58,290,000 and 0.72%, respectively. At November 30, 2010, the principal balance outstanding was $69,800,000 and accrued interest expense was $440,573.

10.  Subsequent Events

On December 15, 2010, the Fund issued 55,337 shares through its dividend reinvestment plan. After these share issuances, the Fund’s total common shares outstanding were 25,969,747.

Base Prospectus dated May 17, 2010

The Cushing MLP Total Return Fund

80,000,000 COMMON SHARES OF BENEFICIAL INTEREST

Investment Objective.  The Cushing MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007 and is a non-diversified, closed-end management investment company. The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. No assurance can be given that the Fund’s investment objective will be achieved.

Investment Strategy.  The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in master limited partnership (“MLP”) investments (the “80% policy”). Entities commonly referred to as “MLPs” are taxed as partnerships for federal income tax purposes and are generally organized under state law as limited partnerships or limited liability companies. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of the Fund’s 80% policy, MLP investments are investments that offer economic exposure to public and private MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, which are I-Shares (described on page 39 of this base prospectus) and other derivative securities that have economic characteristics of MLP securities. The Fund is managed by Swank Energy Income Advisors, LP (the “Investment Adviser”).

The Fund seeks to obtain a high after-tax total return through investments in public and private MLPs that have distribution growth prospects that, in the Investment Adviser’s view, are high relative to comparable MLPs and available unit pricing. The Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. The Fund intends to focus its investments in MLPs with operations in the development, production, processing, refining, transportation, storage and marketing of natural resources. The Fund believes that, as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund), a significant portion of the Fund’s income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include tax-deferred income; however, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders. The Fund expects to make equity investments in a mix of publicly traded securities and non-readily marketable securities that may be issued by public or private companies. The Fund will seek to hedge certain risks such as overall market, interest rate and commodity price risk.

The Fund will generally seek to invest in 20 to 30 issuers with generally no more than 10% of Managed Assets (as defined below) in any one issue and no more than 15% of Managed Assets in any one issuer (for purposes of this limit, an “issuer” includes both an MLP and its controlling general partner or managing member), in each case, determined at the time of investment. Among other things, the Investment Adviser will use fundamental, proprietary research to seek to identify the most attractive MLPs with strong fundamental growth prospects and will seek to invest in initial public offerings (“IPOs”) and secondary market issuances, private investment in public equity (“PIPE”) transactions and private transactions, including pre-acquisition and pre-IPO equity issuances and investments in private companies. Generally, no more than 50% of the Fund’s portfolio will be in PIPE or other private or restricted securities at the time of investment.

As used in this base prospectus (the “Prospectus”), “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

Our common shares are listed on the New York Stock Exchange under the symbol “SRV.” On May 14, 2010, the last reported sale price of our common shares was $9.15.

The Fund may offer, from time to time, in one or more offerings, common shares of beneficial interest (“common shares”), each having a par value of $0.001 per share. Common shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our common shares.

Common shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of common shares and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our common shares.

Investment in the Fund’s common shares involves substantial risks arising from the Fund’s policy of investing in the securities of MLPs, its concentration in the natural resources sector and its use of leverage. Before buying any of the Fund’s common shares, you should read the discussion of the material risks of investing in the Fund in “Principal Risks of the Fund” beginning on page 44 of this Prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This Prospectus may not be used to consummate sales of shares by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

Please read this Prospectus carefully before deciding whether to invest and retain it for future reference. This Prospectus contains all information required to be in the Fund’s Statement of Additional Information. This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. Copies of the Fund’s annual and semi-annual reports may be obtained upon request, without charge, by calling toll-free (800) 662-7232 and also will be made available on the Fund’s website at www.swankfunds.com. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus. The SEC maintains an internet website (www.sec.gov) that contains other information regarding the Fund.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospective investors should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide investors with different information. If anyone provides an investor with different or inconsistent information, the investor should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Prospective investors should assume that the information appearing in this Prospectus is accurate only as of the date on the front cover of this Prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

You should rely only on the information contained in this Prospectus and the accompanying Prospectus Supplement. We have not authorized anyone to provide you with additional information, or information different from that contained in this Prospectus and the accompanying Prospectus Supplement. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, common shares only in jurisdictions where offers and sales are permitted. The information contained, or incorporated by reference, in this Prospectus and the accompanying Prospectus Supplement is accurate only as of the date of this Prospectus and such Prospectus Supplement. We will update these documents to reflect material changes as required by law. Our business, financial condition, results of operations and prospects may have changed since then.

i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus and any accompanying Prospectus Supplement, including documents incorporated by reference, contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Many factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial, petroleum and other markets, the price at which the Fund’s Common Shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in such forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Principal Risks of the Fund” section of this Prospectus and any accompanying Prospectus Supplement. You are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained or incorporated by reference in this Prospectus or any accompanying Prospectus Supplement are made as of the date of this Prospectus or any accompanying Prospectus Supplement, as the case may be. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus and any accompanying Prospectus Supplement are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Principal Risks of the Fund” section of this Prospectus and any accompanying Prospectus Supplement. The Fund urges you to review carefully this section for a more detailed discussion of the risks of an investment in the Fund’s securities.

ii

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that an investor should consider before investing in the Fund’s common shares. You should review the more detailed information contained in this base prospectus (the “Prospectus”). In particular, you should carefully read the risks of investing in the common shares, as discussed under “Principal Risks of the Fund.”

The Fund
The Cushing MLP Total Return Fund was formed as a Delaware statutory trust on May 23, 2007 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). Throughout the Prospectus, The Cushing MLP Total Return Fund is referred to simply as the “Fund” or as “we,” “us” or “our.” See “The Fund.”
The Offering
The Fund may offer, from time to time, in one or more offerings, common shares of beneficial interest, $0.001 par value per share. The common shares of beneficial interest are called “common shares” in the rest of this Prospectus. The common shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). The offering price per share of our common shares will not be less than the net asset value per share of our common shares at the time we make the offering, exclusive of any underwriting commissions or discounts. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our common shares. Common shares may be offered directly to one or more purchasers, through agents designated from time to time by us or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our common shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our common shares.
NYSE Listed
The Fund’s common shares are listed for trading on the New York Stock Exchange (the “NYSE”), under the symbol “SRV.” As of May 14, 2010, the last reported sale price of the Fund’s common shares on the NYSE was $9.15.
Investment Adviser
The Fund’s investments are managed by its Investment Adviser, Swank Energy Income Advisors, LP, whose principal business address is 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219. The Investment Adviser is also investment adviser to the private managed accounts (“Affiliated Funds”), which invest primarily in securities of MLPs and Other Natural Resources Companies and global commodities. Since 2003, the Investment Adviser has managed the Affiliated Funds with a focus on achieving a high after-tax total return from a combination of capital appreciation and current income (as opposed to relative performance against a benchmark index). The Investment Adviser seeks to identify and exploit investment niches it believes are generally less understood and less followed by the broader investor community.

Competitive Strengths
The Investment Adviser considers itself one of the principal professional institutional investors in the MLP space based on the following:
• An investment team with extensive experience in MLP analysis and investment, portfolio management, risk management, and private securities transactions.
• A focus on bottom-up, fundamental analysis performed by its experienced investment team.

•

The investment team’s wide range of professional backgrounds, market knowledge, industry relationships, and experience in the analysis, financing, and structuring of MLP investments give the Investment Adviser insight into, and the ability to identify and capitalize on, investment opportunities in MLPs and Other Natural Resources Companies.

• Its central location in Dallas, Texas and proximity to major players and assets in the MLP space.
Who May Want to Invest
Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you are seeking:
• The opportunity for an attractive total return through capital appreciation and current income, in a fund managed by an experienced team of portfolio and investment professionals.
• Low correlation with broader equity or fixed income markets.

•

Exposure to a growing sub-sector of the natural resources universe, which sub-sector benefits from a tax-advantaged structure and which owns and operates integral infrastructure energy assets that are essential in meeting the growing demand from energy producers and consumers.

•

Access through a single investment vehicle to a portfolio of public, private investment in public equity (“PIPE”), and private securities issued by master limited partnerships (“MLPs”) and securities of other companies that are generally engaged in the same lines of business as those in which MLPs engage (“Other Natural Resources Companies”) (not otherwise available to the general public) researched and sourced by experienced investment professionals at Swank Energy Income Advisors, LP. (the “Investment Adviser”).

However, an investment in the Fund involves certain associated investment risks. See “Principal Risks of the Fund.”
An Investment in the Fund vs. Direct Investment in MLPs
The Investment Adviser believes that an investment in the Fund has certain advantages over direct investment in MLPs, such as:
• Exposure to the MLP asset class through an investment vehicle that will provide common shareholders with a single Internal

Revenue Service (“IRS”) form 1099. Direct investors in MLPs receive an IRS schedule K-1 from each MLP in which they invest.

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Access to an investment vehicle that will not require shareholders to file state income tax returns in any state in which such investor is not otherwise required to file a tax return. Direct investors in an MLP are considered limited partners and may be required to file state income tax returns in each state in which the MLP operates.

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Ability for the Fund’s common shareholders that are tax-exempt investors to avoid having the Fund’s distributions classified as unrelated business taxable income (“UBTI”), unless such investor’s common shares are debt-financed. A portion of income received by tax-exempt investors directly from MLPs is generally treated as UBTI.

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Ability for non-U.S. shareholders to avoid being directly subject to regular net based U.S. federal income tax and return filing requirements with respect to investments in MLPs, provided such non-U.S. shareholder’s investment in the Fund is not effectively connected with the conduct of a trade or business in the United States by such shareholder. Non-U.S. shareholders would generally be subject to regular net based U.S. federal income tax on income from direct investments in MLPs treated as effectively connected with a U.S. trade or business.

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Ability for the Fund’s common shareholders to not be limited by the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) containing the passive activity loss rules with respect to any losses resulting from the purchase and sale of common shares, because the Fund is taxed as a corporation. The passive activity loss rules limit the ability of certain direct investors in MLPs to use their allocable share of any losses generated by an MLP to offset income from other activities.

Investment Objective and Policies
The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments (the “80% policy”). There can be no assurance that the Fund’s investment objective will be achieved. The Fund intends to focus its investments in MLPs with operations in the development, production, processing, refining, transportation, storage and marketing of natural resources.
The Fund generally will generally seek to invest in 20 to 30 issuers with generally no more than 10% of Managed Assets (as defined below) in any one issue and no more than 15% of Managed Assets in any one issuer (for purposes of this limitation, an “issuer” includes both the MLP or limited liability company, as well as its controlling general partner or managing member), in each case, determined at the time of investment. For purposes of this calculation, an “issue” is a class of an issuer’s securities or a derivative security that tracks that class of securities. Among other things, the Investment Adviser will use fundamental and proprietary research to seek to identify the most attractive MLPs and will seek to invest in MLPs that have distribution growth prospects that, in the Investment Adviser’s view, are high relative to comparable MLPs and that are not fully reflected in current pricing. The Investment Adviser believes that the MLPs most likely to offer such attractive investment characteristics are those that are relatively small and have proven and motivated management teams that are able to develop projects organically (“greenfield” or internally developed) and/or to successfully identify, acquire and integrate assets and companies that enhance value to shareholders. As part of the Fund’s 80% policy, the Investment Adviser will also seek to invest in MLPs or other entities that hold the general partner or managing member interest and incentive distribution rights in MLPs (“GP MLPs”). The Investment Adviser believes the distribution growth prospects of many GP MLPs are high relative to many other MLPs, and the Investment Adviser will seek to invest in GP MLPs in which the Investment Adviser believes that such growth is not fully reflected in current pricing. Like MLPs with strong distribution growth prospects, GP MLPs with strong growth prospects often trade at prices that result in relatively low current yields. Since the Investment Adviser will seek to maximize total return through a focus on MLPs and GP MLPs with strong distribution growth prospects, the Investment Adviser believes the distribution yield of the Fund will be lower than it would be under a more diversified investment approach.
As used in this Prospectus, “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock (“preferred shares”) or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.
The Investment Adviser will seek to invest in initial public offerings (“IPOs”) and secondary market issuances, PIPE transactions and privately negotiated transactions, including pre-acquisition and pre-IPO equity issuances and investments in private companies. See “Investment Objective and Policies.”
The Fund’s investment objective and percentage parameters, including its 80% MLP investment policy, are not fundamental policies of the Fund and may be changed without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change.
The Fund’s Investments
MLPs
Master limited partnerships are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources as described in Section 7704 of the Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors.
MLP Equity Securities
Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or managing member interest. See “The Fund’s Investments.”
I-Shares
I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I-units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-shares are traded on the NYSE or the AMEX.
Other Equity Securities
The Fund may invest in equity securities of issuers other than MLPs, including common stocks of Other Natural Resources Companies and issuers engaged in other sectors, including the finance and real estate sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units.

Debt Securities
The Fund may invest in debt securities rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) a comparable rating by another rating agency, provided, however, that the Fund may invest up to 5% of the Fund’s Managed Assets in lower rated or unrated debt securities. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions.
Non-U.S. Securities
The Fund may invest in non-U.S. securities, including, among other things, non-U.S. securities represented by American Depositary Receipts or “ADRs.” ADRs are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.
See “The Fund’s Investments.”
Portfolio Investments
Sector Allocation (As of March 31, 2010)

Natural Gas Gathering	17%
Natural Gas Transportation	15%
GP MLPs	15%
MLP Bonds	8%
Upstream	11%
Crude Oil Gathering/Transport	9%
Products Pipeline/Storage	7%
Propane	6%
Coal	5%
Shipping	5%
Top Ten Holdings (As of March 31, 2010)

	Market Value (Millions)	% of NAV
Inergy LP	$8.92	7.4%
Magellan Midstream Partners LP	7.94	6.6
Markwest Energy Partners LP	7.23	6.0
Enterprise Products Partners LP	6.95	5.8
Targa Resources Partners LP	6.26	5.2
Oneok Partners LP	6.13	5.1
Inergy Holding LLP	5.98	5.0
Energy Transfer Equity LP	5.90	4.9
Plains All American Pipeline LP	5.69	4.7
Williams Partners LP	5.43	4.5

Investment Characteristics
The Investment Adviser believes that the following characteristics of MLPs make them attractive investments:
• Many MLPs are utility-like in nature and have relatively stable, predictable cash flows.
• MLPs provide services which help meet the largely inelastic demand of U.S. energy consumers.

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Transportation assets in the interstate and intrastate pipeline sector are typically backed by relatively long-term contracts and stable transportation rates (or tariffs) that are regulated by the U.S. Federal Energy Regulatory Commission (“FERC”) or by state regulatory commissions.

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High barriers to entry may protect the business model of some MLPs, since construction of the physical assets typically owned by these MLPs generally requires significant capital expenditures and long lead times.

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As the location and quality of natural resources supplies change, new midstream infrastructure such as gathering and transportation pipelines, treating and processing facilities, and storage facilities is needed to meet these new logistical needs. Similarly, as the demographics of demand centers change, new infrastructure is often needed. MLPs are integral providers of these midstream needs.

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Requirements for new and additional transportation fuel compositions (e.g., reduced sulfur diesel and ethanol blends) require additional logistical assets. MLPs are integral providers of these logistical needs.

• Midstream assets are typically long-lived and tend to retain their economic value, and the risk of technological obsolescence is low.

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MLPs are “pass-through” entities and do not pay federal income taxes at the entity level. In general, a portion of their distributions are treated as a return of capital (that is, a payback of invested capital).

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In addition to their growth potential, MLP investments are currently offering higher yields than some investments, such as utilities and real estate investment trusts (“REITs”). Of course, there can be no guarantee that the MLP investments in the Fund’s portfolio will generate higher yields than these other asset classes, and since the Investment Adviser will seek to maximize total return through a focus on MLPs and GP MLPs with strong distribution growth prospects, the Investment Adviser believes the distribution yield of the Fund will be lower than it would be under a more diversified investment approach.

An investment in MLPs also involves risks, some of which are described below under “Principal Risks of the Fund.”
Administrator
U.S. Bancorp Fund Services, LLC (the “Administrator”) will provide the Fund with administrative services. The Administrator also performs fund accounting. See “Other Service Providers.”

Distributions
The Fund intends to make regular quarterly cash distributions of all or a portion of its income to its common shareholders.
The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s distributions to common shareholders will consist of tax-advantaged return of capital for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital to a common shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in our common shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells or exchanges our common shares. Dividends in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. To permit it to maintain a more stable quarterly distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. See “Distributions” and “Dividend Reinvestment Plan.”
Shareholders will automatically have all distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Distributions” and “Dividend Reinvestment Plan.”
Common shareholders who receive dividends in the form of additional common shares will be subject to the same U.S. federal, state and local tax consequences as common shareholders who elect to receive their dividends in cash.
Use of Leverage
On October 19, 2007, the Fund entered into a fully-collateralized borrowing arrangement with Credit Suisse. Proceeds from the borrowing arrangement are used to execute the Fund’s investment objective. The borrowing arrangement is collateralized with investments held in a segregated account for the benefit of Credit Suisse at the Fund’s custodian, which collateral exceeds the amount borrowed.
The Fund may also seek to enhance its total returns through the issuance of preferred shares and other commercial paper or notes and other forms of borrowing (each, a “Leverage Instrument” and collectively, “Leverage Instruments”), in each case within the applicable limits of the 1940 Act. The Fund may also borrow under certain privately-arranged, temporary or fully-collaterized and segregated borrowing arrangements, but such arrangements are not deemed leverage under the 1940 Act and thus are not included within the term “Leverage Instruments.” The Fund may leverage through these Leverage Instruments in an aggregate amount of up to approximately 33 1/3% of its Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares).

The Fund may leverage through the issuance of preferred shares or other means, and at such times total leverage of the Fund is generally expected to be in the range of 20% to 50% of the Fund’s Managed Assets, including any borrowings for investment purposes (i.e., 25% to 100% of its net assets attributable to the Fund’s common shares). The Fund may borrow from banks and other financial institutions.
To the extent the Fund borrows, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing.
The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time increases risk. When leverage is employed, the net asset value, market price of the common shares and the yield to holders of common shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s common shares may decrease more quickly than would otherwise be the case, and distributions on the common shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to common shareholders.
Because the investment management fee paid to the Investment Adviser is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage, the dollar amount of the management fee paid by the Fund to the Investment Adviser will be higher (and the Investment Adviser will be benefited to that extent) when leverage is utilized. The Investment Adviser will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees). See “The Fund’s Investments — Use of Leverage.”
The Fund’s leveraging strategy may not be successful. See “Principal Risks of the Fund — Leverage Risk.”
Tax Treatment of the Fund
The Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund may be subject to state income tax by reason of its investments in equity securities of MLPs. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payments of U.S. corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the shares. In addition, distributions to shareholders of the Fund will be taxed under federal income tax laws applicable to corporate distributions, and thus at least a significant portion of the Fund’s taxable income may be subject to a double layer of taxation. See “Tax Matters.”
Principal Risks of the Fund
General
Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s common shares.
Recent Economic Events. While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, the third and fourth quarters of 2009 and the first quarter of 2010 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund’s ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets. The continued recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.
2011 U.S. Federal Budget. The proposed U.S. federal budget for fiscal year 2011 calls for the elimination of approximately $40 billion in tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and Other Natural Resources Companies in which the Fund invests and/or the natural resources sector generally.
Purchase at a Premium to NAV. The Fund’s common shares have recently been trading at a substantial premium to NAV per share which may not be sustainable. If the common shares are trading at a premium to net asset value at the time you purchase common shares, the NAV per share of the common shares purchased will be less than the purchase price paid. Please see “Price Range of Common Shares” in this Prospectus for further information about the historical NAV, share prices and premium or discount to NAV of the Fund’s common shares.
Limited Operating and Trading History. The Fund was formed as a Delaware statutory trust on May 23, 2007 and is a non-diversified, closed-end management investment company. The Fund commenced operations on August 27, 2007. Being a recently organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially. See “Principal Risks of the Fund — General — Limited Operating and Trading History.”
Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of an investor’s entire investment. The Fund’s common shares at any point in time may be worth less than at the time of original investment, even after taking into account the reinvestment of the Fund’s dividends. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. An investment in the Fund’s common shares is not intended to constitute a complete investment program and should not be viewed as such. See “Principal Risks of the Fund — General — Investment and Market Risk.”
Market Discount From Net Asset Value Risk. Shares of closed-end funds frequently trade at discounts to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and creates a risk of loss for investors purchasing common shares at net asset value in a public offering. The net asset value of the Fund’s common shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Fund’s common shares will depend entirely upon whether the market price of its common shares at the time of sale is above or below the investor’s purchase price for the Fund’s common shares. The Fund’s common shares have in the past traded below their net asset value. See “Principal Risks of the Fund — General — Market Discount from Net Asset Value Risk.”
Sector Concentration Risk
Under normal market conditions and once the proceeds of each offering are fully invested in accordance with its investment objective, the Fund will have at least 80% of its net assets, plus any borrowings for investment purposes, invested in MLP investments, which operate primarily in the natural resources sector. There are risks inherent in the natural resources sector and the businesses of MLPs and Other Natural Resources Companies, including those described below. See “Principal Risks of the Fund — Sector Concentration Risk.”
MLP and Other Natural Resources Company Risks
Commodity Price Risk. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. MLPs and Other Natural Resources Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain MLPs and Other Natural Resources Companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some MLPs or Other Natural Resources Companies that own the underlying energy commodity may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The prices of MLP and Other Natural Resources Companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Commodity Price Risk.”
Cyclicality Risk. The highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the MLPs and Other Natural Resources Companies in which the Fund will invest. See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Cyclicality Risk.”
Supply Risk. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of MLPs and Other Natural Resources Companies and, therefore, their ability to make distributions or pay dividends. See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Supply Risk.”
Demand Risk. A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect an MLP’s or an Other Natural Resources Company’s revenues and cash flows. See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Demand Risk.”
Risks Relating to Expansions and Acquisitions. MLPs and Other Natural Resources Companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs or Other Natural Resources Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs and Other Natural Resources Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Risks Relating to Expansions and Acquisitions.”
Competition Risk. The natural resources sector is highly competitive. To the extent that the MLPs and Other Natural Resources Companies in which the Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund. See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Competition Risk.”
Weather Risk. Extreme weather conditions, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005 and Hurricane Ike in

2008, could result in substantial damage to the facilities of certain MLPs and Other Natural Resources Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of MLPs and Other Natural Resources Companies, and could therefore adversely affect their securities. “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Weather Risk.”
Interest Rate Risk. The prices of the equity and debt securities of the MLPs and Other Natural Resources Companies the Fund expects to hold in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain MLPs as a result of the increased availability of alternative investments with yields comparable to those of MLPs. Rising interest rates could adversely impact the financial performance of MLPs and Other Natural Resources Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner. “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Interest Rate Risk.”
MLP Structure Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — MLP Structure Risk.”
Sub-Sector Specific Risk. MLPs and Other Natural Resources Companies are also subject to risks that are specific to the particular sub-sector of the natural resources sector in which they operate.

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Pipelines.  Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Sub-Sector Specific Risk — Pipelines.”

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Gathering and processing.  Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk. “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Sub-Sector Specific Risk — Gathering and processing.”

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Exploration and production.  Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Sub-Sector Specific Risk — Exploration and Production.”

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Propane.  Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating. “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Sub-Sector Specific Risk — Propane.”

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Coal.  Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the federal Clean Air Act of 1990, as amended (the “Clean Air Act”). See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Sub-Sector Specific Risk — Coal.”

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Marine shipping.  Marine shipping companies are subject to supply of and demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism. See “Principal Risks of the Fund — MLP and

Other Natural Resources Company Risks — Sub-Sector Specific Risk — Marine Shipping.”
Cash Flow Risk. The Fund will derive substantially all of its cash flow from investments in equity securities of MLPs and Other Natural Resources Companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the MLPs and Other Natural Resources Companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Fund will likely have no influence over the actions of the MLPs in which it invests with respect to the payment of distributions or dividends, and may only have limited influence over Other Natural Resources Companies in that regard. See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Cash Flow Risk.”
Regulatory Risk. The profitability of MLPs and Other Natural Resources Companies could be adversely affected by changes in the regulatory environment. MLPs and Other Natural Resources Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Regulatory Risk.”
Affiliated Party Risk. Certain MLPs and Other Natural Resources Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s or an Other Natural Resources Company’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s or Other Natural Resources Company’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s or an Other Natural Resources Company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP or Other Natural Resources Company as a transaction with a non-affiliate. “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Affiliated Party Risk.”
Catastrophe Risk. The operations of MLPs and Other Natural Resources Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. If a significant accident or event occurs that is not fully insured, it could adversely affect the MLP’s or

Other Natural Resources Company’s operations and financial condition. See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Catastrophe Risk.”
Risks Associated with an Investment in IPOs
Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile, thus the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease. See “Principal Risks of the Fund — Risks Associated with an Investment in IPOs.”
Risks Associated with an Investment in PIPE Transactions
PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the Securities and Exchange Commission (the “SEC”). PIPE securities may be deemed illiquid. See “Principal Risks of the Fund — Risks Associated with an Investment in PIPE Transactions.”
Privately Held Company Risk
Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “Principal Risks of the Fund — Liquidity Risk.”
Liquidity Risk
The investments made by the Fund, including investments in MLPs, may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the value at which the Fund is carrying the securities on its books or the amount paid for such investments by the Fund. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability. See “Principal Risks of the Fund — Liquidity Risk.”

Tax Risks
In addition to other risk considerations, an investment in the Fund’s common shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Fund’s common shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.
Tax Law Changes. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the MLPs or Other Natural Resources Companies in which the Fund will invest. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s common shareholders. Federal legislation has reduced the federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income tax rates for taxable years beginning after December 31, 2010, and the 15% federal income tax rate for long-term capital gains is scheduled to revert to 20% for such taxable years.
Recently the House of Representatives and the Senate passed substantially similar bills that, if enacted, would substantially revise some of the rules discussed in this Prospectus under “Tax Matters”, including with respect to withholding taxes, certification requirements and information reporting. These bills are generally consistent with a proposal made by the Obama Administration as part of its 2011 Fiscal Year Revenue Proposals. It cannot be predicted whether either of these bills will be enacted and, if enacted, in precisely what form. Prospective investors should consult their tax advisors regarding these bills.
Tax Risk of MLPs. The Fund’s ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it has no control. The benefit the Fund will derive from its investment in MLPs is largely dependent on the MLP’s being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for federal income tax purposes, it would be subject to federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%). In addition, if an MLP were to be classified as a corporation for federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by the Fund from it would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain).

Therefore, treatment of MLPs as corporations for federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund’s common shares.
Deferred Tax Risks of MLPs. As a limited partner or member in the MLPs in which the Fund will invest, the Fund will be required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to the Fund. Historically, a significant portion of the income from MLPs has been offset by tax deductions. The Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits will be treated as a tax-advantaged return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.
The Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.
Limitations on Use of Net Operating Loss. In the event that the Fund experiences an “ownership change” for purposes of Section 382 of the Internal Revenue Code of 1986, as amended, (the “Code”), which generally is any change in ownership of more than 50% the Fund’s common stock over a three-year period, the Fund’s ability to use net operating loss and capital loss carryovers to offset future taxable income will be substantially limited. Although the Fund does not expect that this offering of Common Shares should constitute an “ownership change” for purposes of Section 382 of the Code, it is possible that future issuances or sales of Common Stock or other securities, or certain other direct or indirect changes in ownership may result in an ownership change.
See “Tax Matters.”

Risks Associated with an Investment in Non-U.S. Companies
Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. See “Principal Risks of the Fund — Risks Associated with an Investment in Non-U.S. Companies — Non-U.S. Securities Risk.”
Non-U.S. Currency Risk. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/U.S. dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of its investments. See “Principal Risks of the Fund — Risks Associated with an Investment in Non-U.S. Companies — Non-U.S. Currency Risk.”
Currency Hedging Risk. The Fund may in the future hedge against currency risk resulting from investing in non-U.S. MLPs and Other Natural Resources Companies valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative instruments. The use of hedging transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that the Fund might otherwise sell. The use of hedging transactions may result in the Fund’s incurring losses as a result of matters beyond the Fund’s control. See “Principal Risks of the Fund — Risks Associated with an Investment in Non-U.S. Companies — Currency Hedging Risk.”
Emerging Markets Risk. Emerging markets may be subject to economic, social and political risks not applicable to instruments of developed market issuers, such as repatriation, exchange control or other monetary restrictions, taxation risks, and special considerations due to limited publicly available information, less stringent regulatory standards, and lack of uniformity in accounting. See “Principal Risks of the Fund — Risks Associated with an Investment in Non-U.S. Companies — Emerging Markets Risk.”

Interest Rate Risk
The costs associated with any leverage used by the Fund are likely to increase when interest rates rise. Accordingly, the market price of the Fund’s common shares may decline when interest rates rise. See “Principal Risks of the Fund — Interest Rate Risk.”
Legal and Regulatory Risk
Legal and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. See “Principal Risks of the Fund — Legal and Regulatory Risk.”
Interest Rate Hedging Risk
The Fund may from time to time hedge against interest rate risk resulting from the Fund’s portfolio holdings and any financial leverage it may incur. Interest rate transactions the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the relationships of such hedging instruments to the Fund’s leverage risk, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. See “Principal Risks of the Fund — Interest Rate Hedging Risk.”
Arbitrage Risk
A part of the Investment Adviser’s investment operations may involve spread positions between two or more securities, or derivatives positions including commodities hedging positions, or a combination of the foregoing. The Investment Adviser’s trading operations also may involve arbitraging between two securities or commodities, between the security, commodity and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position. See “Principal Risks of the Fund — Arbitrage Risk.”
Equity Securities Risk
Master limited partnership common units and other equity securities of MLPs and Other Natural Resources Companies can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resources sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular MLP or Other Natural Resources Company (which, in the case of an MLP, is generally measured in terms of distributable cash flow). Prices of common units and other equity securities of individual MLPs and Other Natural Resources

Companies can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. See “Principal Risks of the Fund — Equity Securities Risk.”
MLP Subordinated Units. Master limited partnership subordinated units are not typically listed on an exchange or publicly traded.
Holders of MLP subordinated units are entitled to receive a distribution only after the minimum quarterly distribution (the “MQD”) has been paid to holders of common units, but prior to payment of incentive distributions to the general partner or managing member. Master limited partnership subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals. See “Principal Risks of the Fund — Equity Securities Risk — MLP Subordinated Units.”
General Partner and Managing Member Interests. General partner and managing member interests are not publicly traded, though they may be owned by publicly traded entities such as GP MLPs. A holder of general partner or managing member interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. In addition, while a general partner or managing member’s incentive distribution rights can mean that general partners and managing members have higher distribution growth prospects than their underlying MLPs, these incentive distribution payments would decline at a greater rate than the decline rate in quarterly distributions to common or subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. A general partner or managing member interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically by a supermajority vote of the limited partners or members. See “Principal Risks of the Fund — Equity Securities Risk — General Partner and Managing Member Interest.”
Small-Cap and Mid-Cap Company Risk
Certain of the MLPs and Other Natural Resources Companies in which the Fund may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap MLPs and Other Natural Resources Companies presents some particular investment risks. These MLPs and Other Natural Resources Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and Other Natural Resources Companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these MLPs and Other Natural Resources Companies may be less liquid than those of larger MLPs and Other Natural Resources Companies, and may experience greater price fluctuations than larger MLPs and Other Natural Resources Companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand. See “Principal Risks of the Fund — Small-Cap and Mid-Cap Company Risk.”

Leverage Risk
The Fund may use leverage through the issuance of preferred shares, commercial paper or notes, other forms of borrowing or both. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to increased risk of loss. See “Principal Risks of the Fund — Leverage Risk.”
Fully-Collateralized Borrowing Risk. The Fund has entered into a fully-collateralized borrowing arrangement with Credit Suisse in which the collateral maintained in a segregated account exceeds the amount borrowed. If the Fund is unable to repay the loan, the lender may realize upon the collateral. Such arrangements are also subject to interest rate risk. See “Principal Risks of the Fund — Leverage Risk — Fully-Collateralized Borrowing Risk” and “Principal Risks of the Fund — Interest Rate Risk.”
Preferred Share Risk. Preferred share risk is the risk associated with the issuance of preferred shares to leverage the common shares. If the Fund issues preferred shares, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares.
In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees.
Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
See “Principal Risks of the Fund — Leverage Risk — Preferred Share Risk.”
Preferred Shareholders May Have Disproportionate Influence over the Fund. If preferred shares are issued, holders of preferred shares may have differing interests than holders of common shares and holders of preferred shares may at times have disproportionate influence over the Fund’s affairs. If preferred shares are issued, holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board of Trustees at all times. The remaining members of the Board of Trustees would be elected by holders of common shares and preferred shares, voting as a single class. See “Principal Risks of the Fund — Leverage Risk — Preferred Shareholders May Have Disproportionate Influence over the Fund.”
Credit Facility. The Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1/3% of the Fund’s Managed Assets (i.e., 50% of the Fund’s net assets attributable to the Fund’s common shares). Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under a facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.
Portfolio Guidelines of Rating Agencies. In order to obtain and maintain the required ratings of loans from a credit facility, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody’s and/or S&P or the credit facility. See “Principal Risks of the Fund — Leverage Risk — Portfolio Guidelines of Rating Agencies.”
Securities Lending Risk
The Fund may lend its portfolio securities (up to a maximum of one-third of its Managed Assets) to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities. See “Principal Risks of the Fund — Securities Lending Risk.”
Non-Diversification Risk
The Fund is a non-diversified, closed-end management investment company under the 1940 Act. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. To the extent the Fund invests a relatively high percentage of the Fund’s assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. See “Principal Risks of the Fund — Non-Diversification Risk.”

Valuation Risk
Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees or its designee pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value. See “Principal Risks of the Fund — Valuation Risk.”
When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. See “Net Asset Value.”
Portfolio Turnover Risk
The Fund anticipates that its annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. “Principal Risks of the Fund — Portfolio Turnover Risk.”
Strategic Transactions Risk
The Fund may, but is not required to, write, purchase or sell put or call options on securities, equity or fixed-income indices or other instruments, write, purchase or sell futures contracts or options on futures, or enter into various transactions such as swaps, caps, floors or collars (collectively, “Strategic Transactions”). The Fund may engage in Strategic Transactions, including the purchase and sale of derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and may enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps and invest in forward contracts. The Fund also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Fund’s ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to derivative transactions, are not otherwise available to the Fund for investment purposes.
The Fund may write covered call options. As the writer of a covered call option, the Fund gives up the opportunity during the option’s life to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.
The Fund may also write uncovered call options (i.e., where the Fund does not own the underlying security or index) to a limited extent. Similar to a naked short sale, writing an uncovered call creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the call option if it is exercised before it expires. There can be no assurance that the securities necessary to cover the call option will be available for purchase. Purchasing securities to cover an uncovered call option can itself cause the price of the securities to rise, further exacerbating the loss.
The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise. If the Fund were unable to close out an uncovered call option that the Fund had written on a security, the Fund retains the risk of a price increase in the underlying security until the Fund purchases the security or the option expires without exercise.
See “Principal Risks of the Fund — Strategic Transactions Risk.”
Convertible Instrument Risk
The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula.
Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. See “Principal Risks of the Fund — Convertible Instrument Risk.”
Short Sales Risk
Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss because the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise, further exacerbating the loss. See “Principal Risks of the Fund — Short Sales Risk.”
Inflation Risk
Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and dividends can decline. See “Principal Risks of the Fund — Inflation Risk.”
Debt Securities Risks
Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks. See “Principal Risks of the Fund — Debt Securities Risks.”
Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value. See “Principal Risks of the Fund — Debt Securities Risks — Credit Risk.”
Below Investment Grade and Unrated Debt Securities Risk. Below investment grade debt securities in which the Fund may invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by Fitch or S&P, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. See “Principal Risks of the Fund — Debt Securities Risk — Below Investment Grade and Unrated Debt Securities Risk.”
Reinvestment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities. See “Principal Risks of the Fund — Debt Securities Risks — Reinvestment Risk.”
ETN and ETF Risk
An exchange traded note (“ETN”) or exchange traded fund (“ETF”) that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN or ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETN or ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETN or ETF. See “Principal Risks of the Fund — ETN and ETF Risk.”
Terrorism and Market Disruption Risk
The terrorist attacks on September 11, 2001 had a disruptive effect on the U.S. economy and securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant, continuing adverse effects on the U.S. economy in general and the natural resources sector in particular. Global political and economic instability could affect an MLP’s or an Other Natural Resources Company’s operations in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. See “Principal Risks of the Fund — Terrorism and Market Disruption Risk.”
Market Volatility
The residential housing sector in the United States has been under considerable pressure during the past two years with home prices nationwide down 15% to 20% on average and nearly twice that in certain regions. Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities, including many of our investments and the price of our common shares. Additionally, the federal rescue of Freddie Mac, Fannie Mae and American International Group, as well as the filing of bankruptcy by Lehman Brothers Holdings, Inc. and the concern that other financial institutions are also experiencing severe economic distress and that the global financial system is under stress have led to significant market volatility and thus further increase the illiquidity of our investment. See “Principal Risks of the Fund — Market Volatility.”
Investment Management Risk
The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. See “Principal Risks of the Fund — Investment Management Risk.”
Dependence on Key Personnel of the Investment Adviser
The Fund is dependent upon the Investment Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the natural resources industry. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio manager, who will evaluate, negotiate, structure, close and monitor the Fund’s investments. The portfolio manager does not have a long-term employment contract with the Investment Adviser, although he does have an equity interest and other financial incentives to remain with the firm. See “Principal Risks of the Fund — Dependence on Key Personnel of the Investment Adviser.”
Conflicts of Interest with the Investment Adviser
Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, the Affiliated Funds, in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest. See “Principal Risks of the Fund — Conflicts of Interest with the Investment Adviser.”
Recent Developments
Legal Proceedings. On February 10, 2009, a putative class action lawsuit was filed in the United States District Court, Northern District of Texas, by Terri Morse Bachow on behalf of all persons who purchased shares of the Fund between September 1, 2008 and December 19, 2008, against the Advisor, Swank Capital, LLC, Jerry V. Swank, Mark W. Fordyce, Brian R. Bruce, Ronald P. Trout and Edward N. McMillan alleging violations of Sections 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) by Mr.

Swank and Mr. Fordyce, violations of Section 20(a) of the Exchange Act by Swank Capital, LLC, Mr. Swank, Mr. Fordyce, Mr. Bruce, Mr. Trout, and Mr. McMillan, and violations of Section 36(b) of the Investment Company Act of 1940 by Swank Capital, LLC. The complaint seeks an unspecified amount in compensatory damages, actual damages, and fees and expenses incurred in the lawsuit. The plaintiff’s claims relate to the treatment and valuation of a deferred tax asset carried by the Fund under FASB Accounting Standards Codification No. 740, Income Taxes (formerly FASB Statement of Financial Accounting Standards No. 109). Plaintiffs claimed that the Fund's net asset value per share was inflated as a result of an alleged failure to apply a valuation allowance to its deferred tax asset. The alleged inflation was eliminated following disclosure by the Fund that its net asset value per share had decreased $3.49 per share as a result of a review of the Fund's accounting treatment of its deferred tax asset and the consequential write-off of that asset. Consequently, the Fund's closing price on the NYSE dropped from $7.40 per share to $3.81 per share over the course of two trading days.
Defendants filed a motion to dismiss the complaint and the court granted in part and denied in part the motion to dismiss. The court dismissed all claims under Section 20(a) of the Exchange Act and Section 36(b) of the 1940 Act but did not dismiss the claim under Section 10(b) of the Exchange Act against Mr. Swank and Mr. Fordyce. On May 17, 2010, the Fund entered into a Stipulation and Agreement of Settlement in the lawsuit. The settlement is contingent on court approval and provides for, among other things, dismissal of the lawsuit with prejudice, the granting of broad releases of the named defendants, the Fund and all affiliated entities and a payment to the plaintiffs by the Fund’s insurance carrier of $3.6 million, which would include payment of any attorneys’ fees for plaintiffs’ counsel.
The Fund anticipates that the entire settlement amount will be paid by its insurers and that the Fund will not incur any further costs or liability from this settlement. On May 17, 2010, the lead plaintiff and defendants Mr. Swank and Mr. Fordyce filed a joint motion seeking preliminary approval by the court of the settlement and approval of a form of notice to potential settlement class members. On June 28, 2010, the court entered an order certifying a settlement class and set a settlement fairness hearing on September 13, 2010 at 9:30 a.m.
Under the Fund’s organizational documents, its officers and trustees, including Mr. Swank, are entitled to indemnification against certain liabilities arising out of the performance of their duties to the Fund, and this indemnification obligation may extend to costs and/or liabilities resulting from the above-described action. As of June 30, 2010, the Fund has accrued and paid approximately $500,000 in expenses relating to the indemnification of its officers and trustees relating to this proceeding. The Fund does not expect any significant increase in these expenses going forward.
Transfer Agent and Dividend-Disbursing Agent
Under a transfer agency and service agreement among Computershare Trust Company, N.A., Computershare Inc. and the Fund, Computershare Trust Company, N.A. serves as the Fund’s transfer agent, registrar and administrator of its dividend reinvestment plan, and

Computershare Inc. serves as dividend disbursing agent and may act on behalf of Computershare Trust Company, N.A. in providing certain of the services covered by the agreement. See “Other Service Providers.”
Custodian
U.S. Bank National Association serves as the custodian of the Fund’s securities and other assets. See “Other Service Providers.”

SUMMARY OF FUND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in the Fund’s common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of an offering, assuming that the Fund incurs the estimated offering expenses.

The following table assumes the Fund has borrowed in the amount equal to 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares) and shows the Fund’s expenses as a percentage of net assets attributable to its common shares.

Shareholder Transaction Expenses:
Sales Load Paid by Investors (as a percentage of offering price)(1)	%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	%
Dividend Reinvestment Plan Fees(2)

Percentage of Net Assets Attributable to Common Shares (Assumes Leverage is Used)(3)(4)
Annual Expenses:
Management Fees	1.88%
Interest Payments on Borrowed Funds(3)	0.40%
Other Expenses(5)	1.06%
Total Annual Expenses	3.34%

(1)	In the event that the common shares to which this Prospectus relates are sold to or through underwriters, a corresponding Prospectus Supplement will disclose these percentages.
(2)	Investors who hold shares in a dividend reinvestment account and request a sale of shares through the dividend reinvestment plan agent are subject to a $15.00 sales fee and pay a brokerage commission of $0.12 per share sold.
(3)	Assumes a cost on leveraging of 0.79%. This rate is an estimate and may differ based on varying market conditions that may exist when Leverage Instruments are issued or other borrowing commences and depending on the type of leverage used. If the Fund leverages in an amount greater than 33 1/3% of Managed Assets, this amount could increase.
(4)	The Fund currently borrows money, however, at times the Fund may not borrow or otherwise use leverage. Consequently, the table presented below in this footnote also shows the Fund’s expenses as a percentage of the same amount of net assets attributable to its common shares, but unlike the table above, assumes that the Fund does not borrow money. Consequently, the table below does not reflect any interest on borrowed funds or other costs and expenses of borrowing. The footnotes used in the table below correspond to the footnotes appearing below this footnote (4). In accordance with these assumptions, the Fund’s expenses would be as follows:

Percentage of Net Assets Attributable to Common Shares (Assumes No Leverage is Used)
Annual Expenses:
Management Fees	1.25%
Interest Payments on Borrowed Funds	None
Other Expenses(5)	1.00%
Total Annual Expenses	2.25%
(5)	The costs of this offering are not included as an Annual Expense in the expenses shown in this table, but are included in the Shareholder Transaction Expense table above. “Other Expenses” are based on estimated amounts for the current fiscal year, and include the following expenses associated with dividends paid on short sales: 0.01% (assuming leverage is used) and 0.007% (assuming no leverage is used). Please see footnote (1) above.

The purpose of the table and the example is to assist prospective investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

Example

As required by relevant SEC regulations, the following example illustrates the expenses that an investor would pay on a $1,000 investment in the Fund’s common shares, assuming total annual expenses of 3.27% of net assets attributable to the Fund’s common shares except as indicated above, a 5.00% sales load, estimated offering expenses of 1.00% per share, the Fund issues Leverage Instruments in an amount equal to 33 1/3% of Managed Assets (i.e., 50% of net assets attributable to the Fund’s common shares), and a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$92	$156	$223	$401

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example assumes that the estimated “Other Expenses” set out in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. In the event that the Fund does not use any leverage, an investor would pay the following expenses based on the assumptions in the example and total annual expenses of 2.25% of net assets attributable to the Fund’s Common Shares: 1 Year, $81; 3 Years, $126; 5 Years, $173; and 10 Years, $303. For additional information with respect to the Fund’s expenses, see “Management of the Fund.”

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this Prospectus Supplement from the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2009. The financial information for the fiscal years ended November 30, 2009 and November 30, 2008 and for the period from August 27, 2007 (commencement of operations) to November 30, 2007 has been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into this Prospectus Supplement.

	Year Ended November 30, 2009	Year Ended November 30, 2008	Period from August 27, 2007(1) through November 30, 2007
Per Common Share Data(2)
Net Asset Value, beginning of period	$3.98	$18.17	$—
Public offering price	—	—	20.00
Underwriting discounts and offering costs on issuance of Common Shares	(0.01)	—	(0.94)
Income from Investment Operations:
Net Investment Income	1.09	1.15	0.30
Net realized and unrealized gain (loss) on investments	1.69	(14.05)	(0.89)
Total increase (decrease) from investment operations	2.78	(12.90)	(0.59)
Less Distributions to Common Shareholders:
Net Investment Income	—	—	—
Return of Capital	(1.01)	(1.29)	(0.30)
Total distributions to common shareholders	(1.01)	(1.29)	(0.30)
Net Asset Value, end of period	$5.74	$3.98	$18.17
Per Common Share market value, end of period	$7.37	$10.36	$16.71
Total Investment Return Based on Market Value	(16.89)%	(31.18)%	(14.84	)%(3)
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period (000’s)	$64,511	$37,779	$159,103
Ratio of expenses (including current and deferred income tax benefit) to average net assets before waiver(4)(5)	4.32%	5.18%	(4.53)%
Ratio of expenses (including current and deferred income tax benefit) to average net assets after waiver(4)(5)	3.74%	4.75%	(5.18)%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets before waiver(4)(5)	4.32%	2.99%	2.69%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets after waiver(4)(5)	3.74%	2.56%	2.04%
Ratio of net investment income to average net assets before waiver(4)(5)(6)	0.22%	(1.93)%	(0.48)%
Ratio of net investment income to average net assets after waiver(4)(5)(6)	0.80%	(1.49)%	0.17%
Ratio of net investment income to average net assets after current and deferred income tax benefit, before waiver(4)(5)	0.22%	(4.12)%	6.74%
Ratio of net investment income to average net assets after current and deferred income tax benefit, after waiver(4)(5)	0.80%	(3.69)%	7.39%
Portfolio turnover rate	526.39%	95.78%	15.15%

(1)	Commencement of Operations
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)	Annualized for periods less than one full year.
(5)	For the year ended November 30, 2009, the Company accrued $0 in net current and deferred tax expense. For the year ended November 30, 2008, the Company accrued $3,153,649 in net current and deferred tax expense. For the period from August 27, 2007 through November 30, 2007, the Company accrued $3,153,649 in net current and deferred income tax benefit.
(6)	This ratio excludes current and deferred income tax benefit on net investment income.

THE FUND

The Cushing MLP Total Return Fund was formed as a Delaware statutory trust on May 23, 2007 and is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund’s principal office is located at 3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219, and its telephone number is (214) 692-6334. You may call toll-free (800) 662-7232 to request information or make shareholder inquiries.

The Cushing name originates from a city in Oklahoma of the same name that was a center for the exploration, production and storage of crude oil during the early 20th century. Cushing, Oklahoma, with its large amount of energy infrastructure assets, is currently a major storage and trading clearing hub for crude oil and refined products in the United States.

USE OF PROCEEDS

The Fund anticipates that it will be able to invest substantially all of the net proceeds of an offering in accordance with its investment objective and policies within approximately two weeks after completion of an offering. Prior to the time the Fund is fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents, or in debt securities that are rated AA or higher. Income received by the Fund from these temporary investments would likely be less than returns sought pursuant to the Fund’s investment objective and policies.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments (the “80% policy”). There can be no assurance that the Fund’s investment objective will be achieved. The Fund intends to focus its investments in MLPs with operations in the development, production, processing, refining, transportation, storage and marketing of natural resources.

The Fund will generally seek to invest in 20 to 30 issuers with generally no more than 10% of Managed Assets in any one issue, and no more than 15% of Managed Assets in any one issuer (for purposes of this limitation, the “issuer” includes both the MLP or limited liability company, as well as its controlling general partner or managing member), in each case, determined at the time of investment. Among other things, the Investment Adviser will use fundamental and proprietary research to seek to identify the most attractive MLPs and will seek to invest in MLPs that have distribution growth prospects that, in the Investment Adviser’s view, are high relative to comparable MLPs and which are not fully reflected in current pricing. The Investment Adviser believes that the MLPs most likely to offer such attractive investment characteristics are those that are relatively small and have proven and motivated management teams that are able to develop projects organically (“greenfield” or internally developed) and/or to successfully find, acquire and integrate assets and companies that enhance value to shareholders. As part of the Fund’s 80% policy, the Investment Adviser will also seek to invest in GP MLPs. The Investment Adviser believes the distribution growth prospects of many GP MLPs are high relative to many other MLPs and the Investment Adviser will seek to invest in GP MLPs in which the Investment Adviser believes that such growth is not fully reflected in current pricing. Like MLPs with strong distribution growth prospects, GP MLPs with strong growth prospects often trade at prices that result in relatively low current yields. Since the Investment Adviser will seek to maximize total return through a focus on MLPs and GP MLPs with strong distribution growth prospects, the Investment Adviser believes the current yield of the Fund will be lower than it would be under a more diversified investment approach. The Investment Adviser will seek to invest in IPOs and secondary market issuances, PIPE transactions and private transactions, including pre-acquisition and pre-IPO equity issuances and investments in private companies.

•	The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments. Entities commonly referred to as “MLPs” are taxed as partnerships for federal income tax purposes and are generally organized under state law as limited partnerships or limited liability companies. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code. For purposes of the Fund’s 80% policy, “MLP investments”

are investments that offer economic exposure to public and private MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, which are I-Shares and other MLP derivative securities.
•	The Fund may invest up to 50% of its Managed Assets in securities of MLPs and Other Natural Resources Companies that are not publicly traded, or that are otherwise restricted securities. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights until such securities are registered for resale by the Fund or until they become freely tradable with the passage of time, and (iii) securities of companies that have no class of registered or publicly offered securities (“privately held” companies). The Fund does not intend to invest more than 25% of its Managed Assets in securities of privately held companies.
•	The Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in securities of companies that are not MLPs, including Other Natural Resources Companies, and U.S. and non-U.S. issuers that may not constitute Other Natural Resources Companies. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts, debt securities, ETNs (typically, unsecured, unsubordinated debt securities that trade on a securities exchange and are designed to replicate the returns of market benchmarks minus applicable fees), and securities issued by investment companies registered under the 1940 Act including ETFs. The Investment Adviser anticipates that the Fund will generally invest in ETFs or ETNs that focus their investments on the energy, natural resources, utility, real estate or banking industries.
•	The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs, Other Natural Resources Companies and other issuers. Any securities issued by MLPs, including debt securities, will count towards the Fund’s 80% policy.

Each percentage limitation applicable to the Fund’s portfolio described in this Prospectus applies only at the time of investment in the asset to which the percentage limitation applies, and the Fund will not be required to sell securities due to subsequent changes in the value of the securities it owns. The Fund may invest in companies of any market capitalization.

At the time of this offering, the Fund does not intend to invest directly in commodities, although the Fund’s investments in some MLPs will expose it to risks similar to risks arising from investing in commodities.

The Fund may, but is not required to, write, purchase or sell put or call options on securities, equity or fixed-income indices or other instruments, write, purchase or sell futures contracts or options on futures, or enter into other Strategic Transactions.

The Fund may also engage in short sales to generate additional return. This practice allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities.

The Fund’s investment objective and percentage parameters, including its 80% policy, are not fundamental policies of the Fund and may be changed without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change.

THE FUND’S INVESTMENTS

Description of MLPs

Master limited partnerships are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from specified qualifying sources as described in Section 7704 of the Code.

These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically control the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors.

MLPs are typically structured such that common units and general partner interests have first priority to receive the MQD. Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also normally eligible to receive incentive distributions if the general partner operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results benefit all security holders of the MLP.

Sector Outlook

General.  The Investment Adviser believes that MLPs play a vital role in the movement of energy resources. Many MLPs own midstream energy infrastructure assets used to transport, process, and store natural gas, natural gas liquids, crude oil, and refined petroleum products. Crude oil is gathered, shipped, or trucked from producers (suppliers) and transported through pipelines to storage/terminal facilities, refined into petroleum products, and ultimately to end users. While there are a number of contract structures with varying degrees of commodity price sensitivity in the Investment Adviser’s experience, these activities are usually fee-based in nature, in which case revenues are simply a function of throughput and a dollar rate per unit. Consequently, cash flows typically have minimal direct commodity price sensitivity, although they may frequently be exposed to indirect commodity risk. See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Commodity Price Risk.” Generally, in the natural gas and natural gas liquids value chain, natural gas is gathered in the field and transported via pipelines to a central processing facility where the natural gas liquids are separated from the residue natural gas. The residue gas is then shipped to end users, and the raw natural gas liquids go to a fractionation facility. The raw natural gas liquids mix is separated into its different components (ethane, propane, butane, etc.) and then delivered to end use markets.

MLP operations are often referred to in the context of the following business segments or subsectors:

•	Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs may also operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, in the Investment Adviser’s view, pipeline output has been less exposed to cyclical economic forces due in large part to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have much direct commodity price exposure (as opposed to indirect exposure) because they do not own the product being shipped.
•	Processing MLPs. Processing MLPs include gatherers and processors of natural gas as well as providers of natural gas liquid transportation, fractionation and storage services. Revenue is typically derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is often fee based, although it is not uncommon to have some participation in the prices of the natural gas and natural gas liquids commodities for a portion of revenue.
•	Exploration and Production MLPs (“E&P MLPs”). E&P MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.
•	Propane MLPs. Propane MLPs include MLPs that are distributors of propane to end-users for space and water heating. Revenue is typically derived from the resale of the commodity at a margin over wholesale cost. The ability to maintain margin is often a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow can be earned during the winter heating season (October through March).
•	Coal MLPs. Coal MLPs include MLPs that own, lease and manage coal reserves. Revenue is typically derived from production and sale of coal or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are usually the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations that may limit the ability to produce coal; the MLPs’ ability to manage production costs and pay mining reclamation costs; and the effect on demand that the EPA’s standards set in the Clean Air Act have on coal end-users.
•	Marine Shipping MLPs. Marine Shipping MLPs include MLPs that are primarily marine transporters of natural gas, natural gas liquids, crude oil or refined petroleum products. Marine shipping MLPs typically derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

Investment Characteristics.  The Investment Adviser believes that the following are characteristics of MLPs that make them attractive investments:

•	Many MLPs are utility-like in nature and have relatively stable, predictable cash flows.
•	MLPs provide services which help meet the largely inelastic demand of U.S. energy consumers. In its International Energy Outlook 2008, the U.S. Energy Information Administration projects 1.6% annual growth for worldwide energy demand through 2030.

•	Transportation assets in the interstate and intrastate pipeline sector are typically backed by relatively long-term contracts and stable transportation rates (or tariffs) that are regulated by FERC or by state regulatory commissions.
•	High barriers to entry may protect the business model of some MLPs, since construction of the physical assets typically owned by these MLPs generally requires significant capital expenditures and long lead times.
•	As the location and quality of natural resources supplies change, new midstream infrastructure such as gathering and transportation pipelines, treating and processing facilities, and storage facilities is needed to meet these new logistical needs. Similarly, as the demographics of demand centers change, new infrastructure is often needed. MLPs are integral providers of these midstream needs.
•	Requirements for new and additional transportation fuel compositions (e.g., reduced sulfur diesel and ethanol blends) require additional logistical assets. MLPs are integral providers of these logistical needs.
•	Midstream assets are typically long-lived and tend to retain their economic value, and the risk of technological obsolescence is low.
•	Master limited partnerships are “pass-through” entities and do not pay federal income taxes at the entity level. In general, a portion of their distribution payments is treated as a return of capital.
•	In addition to their growth potential, MLP investments are currently offering higher yields than some investments, such as utilities and REITs. Of course, there can be no guarantee that the MLP investments in the Fund’s portfolio will generate higher yields than these other asset classes, and since the Investment Adviser will seek to maximize total return through a focus on MLPs and GP MLPs with strong distribution growth prospects, the Investment Adviser believes the distribution yield of the Fund will be lower than it would be under a more diversified investment approach.

Sector Growth.  Historically, MLP cash flow and distribution growth has come primarily from two sources, acquisitions and organic (internal) expansion projects, which have also contributed to growth in market capitalization. Much of this growth came from MLPs acquiring midstream assets from utilities, natural gas pipeline companies, and major integrated oil companies.

The Investment Adviser believes that acquisitions will continue to play an important role in driving growth. It estimates that less than one third of all MLP-qualifying midstream assets in the U.S. are currently owned by public MLPs. However, the Investment Adviser believes organic (or internally developed) growth projects, which generally are more visible and predictable, will play an increasingly important role in driving future growth.

Securities

MLP Equity Securities.  Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or managing member interest.

•	Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE, the American Stock Exchange (the “AMEX”) and the NASDAQ Stock Market (the “NASDAQ”). The Fund will typically purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. Master limited partnerships also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.
•	Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed on an exchange or publicly traded. The Fund will typically purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. Master limited partnerships also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.
•	General Partner or Managing Member Interests. The general partner or managing member interest in MLPs or limited liability companies is typically retained by the original sponsors of an MLP or limited liability company, such as its founders, corporate partners and entities that sell assets to the MLP or limited liability company. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
•	I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I-units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE or the AMEX. For purposes of the Fund’s 80% policy, securities that are derivatives of interests in MLPs are I-Shares or other derivative securities that have economic characteristics of MLP securities.

Other Equity Securities.  The Fund may invest in equity securities of issuers other than MLPs, including common stocks of Other Natural Resources Companies and issuers engaged in other sectors, including the finance and real estate sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units.

Debt Securities.  The Fund may invest in debt securities rated, at the time of investment, at least (i) B3 by Moody’s, (ii) B- by S&P or Fitch, or (iii) a comparable rating by another rating agency, provided, however, that the Fund may invest up to 5% of the Fund’s Managed Assets in lower rated or unrated debt securities. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. See “Appendix A — Ratings of Investments.”

Non-U.S. Securities.  The Fund may invest in non-U.S. securities, including, among other things, non-U.S. securities represented by ADRs. ADRs are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

Investment Practices

In addition to holding the portfolio investments described above, the Fund may, but is not required to, use the following investment practices:

Use of Derivatives.  The Fund may use derivative investments to hedge certain risks such as overall market, interest rate and commodity price risks. The Fund may engage in various interest rate and currency hedging transactions, including buying or selling options or futures, entering into other transactions including forward contracts, swaps or options on futures and other derivatives transactions. The Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

The Fund may engage in Strategic Transactions. The Fund generally seeks to use these transactions to manage its effective interest rate exposure, including the effective yield paid on any leverage used by the Fund, protect against possible adverse changes in the market value of the securities held in or to be purchased for its portfolio, or otherwise protect the value of its portfolio. See “Principal Risks of the Fund — Strategic Transactions Risk” for a more complete discussion of these transactions and their risks.

In addition, the Fund may engage in transactions intended to hedge the currency risk to which it may be exposed. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. See “Principal Risks of the Fund — Risks Associated with an Investment in Non-U.S. Companies — Currency Hedging Risk.”

The Fund may also sell short Treasury securities to hedge its interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times. See “Principal Risks of the Fund — Short Sales Risk.”

Use of Arbitrage and Other Strategies.  The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may engage in paired long-short trades to arbitrage pricing disparities in securities issued by MLPs and Other Natural Resources Companies, write (or sell) covered call options on the securities of MLPs and Other Natural Resources Companies or other securities held in its portfolio, write (or sell) uncovered call options on the securities of MLPs and Other Natural Resources Companies, purchase call options or enter into swap contracts to increase its exposure to MLPs and Other Natural Resources Companies, or sell securities short. With a long position, the Fund purchases a stock outright, but with a short position, it would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. To increase its exposure to certain issuers, the Fund may purchase call options or use swap agreements. The Fund expects to use these strategies on a limited basis. See “Principal Risks of the Fund — Short Sales Risk” and “Principal Risks of the Fund — Strategic Transactions Risk.”

Portfolio Turnover.  The Fund anticipates that its annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Use of Leverage

On October 19, 2007, the Fund entered into a fully-collateralized borrowing arrangement with Credit Suisse. Proceeds from the borrowing arrangement are used to execute the Fund’s investment objective. The borrowing arrangement is collateralized with investments held in a segregated account for the benefit of Credit Suisse at the Fund’s custodian, which collateral exceeds the amount borrowed.

The Fund may also seek to enhance its total returns through the issuance of preferred shares and other Leverage Instruments, in each case within the applicable limits of the 1940 Act. The Fund may leverage through borrowings in an aggregate amount of up to approximately 33 1/3% of its Managed Assets (i.e. 50% of its net assets attributable to the Fund’s common shares).

The Fund may leverage through the issuance of preferred shares or other means, and at such times total leverage of the Fund is generally expected to be in the range of 20% to 50% of the Fund’s Managed Assets (i.e., 25% to 100% of its net assets attributable to the Fund’s common shares). The Fund may borrow from banks and other financial institutions.

The use of leverage creates risks and involves special considerations. See “Principal Risks of the Fund — Leverage Risk,” “— Interest Rate Risk” and “— Fully-Collateralized Borrowing Risk.” To the extent that the Fund uses leverage, it expects to utilize hedging techniques such as swaps and caps on a portion of its leverage to mitigate potential interest rate risk. See “Principal Risks of the Fund — Interest Rate Hedging Risk.”

Delaware trust law authorizes the Fund, without prior approval of its common shareholders, to borrow money. In this regard, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security its assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Except as set forth below, under the requirements of the 1940 Act the Fund, immediately after any borrowings, must have “asset coverage” of at least 300% (33 1/3% of its Managed Assets, or 50% of its net assets attributable to the Fund’s common shares). With respect to borrowings, asset coverage means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

The rights of the Fund’s lenders to receive interest on and repayment of principal of borrowings will be senior to those of the Fund’s common shareholders, and the terms of any such borrowings may contain provisions which limit certain of the Fund’s activities, including the payment of dividends to the Fund’s common shareholders in certain circumstances. Under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of its shares, or purchase any such shares, unless its aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant the Fund’s lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. Subject to its ability to liquidate its relatively illiquid portfolio, the Fund intends to repay borrowings. A borrowing will likely be ranked senior or equal to all of the Fund’s other existing and future borrowings.

The following types of borrowings are not subject to the “asset coverage” limitation under the 1940 Act: fully-collateralized borrowings held in a segregated account by the Fund’s custodian, temporary borrowings not exceeding 5% of the Fund’s total assets and any evidence of indebtedness in consideration of a loan, extension or renewal thereof that is privately arranged and not intended for public distribution.

Certain types of borrowings may result in the Fund’s being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of its total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of its total assets is at least 200% of such liquidation value. If the Fund issues preferred shares, it intends, to the extent possible, to purchase or redeem it from time to time to the extent necessary in order to maintain asset coverage on such preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Fund’s common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If the Fund has preferred shares outstanding, two of its Trustees will be elected by the holders of preferred shares as a class. The Fund’s remaining Trustees will be elected by holders of its common shares and preferred shares voting together as a single class. In the event the Fund fails to pay dividends on its preferred shares for two years, holders of preferred shares would be entitled to elect a majority of its Trustees.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of its securities.

Credit Facility

The Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one third 33 1/3% of its Managed Assets (i.e. 50% of the Fund’s net assets attributable to the Fund’s common shares). Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under a facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.

In addition, the Fund expects that any such credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt, and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Effects of Leverage

The Fund may use leverage through fully-collateralized borrowing arrangements, the issuance of preferred shares, commercial paper or notes, other forms of borrowing or both. The amount of the leverage utilized by the Fund may vary over time. As of May 12, 2010, there was approximately $54.9 million outstanding under the Fund’s fully-collateralized borrowing arrangement with Credit Suisse. Assuming the utilization of leverage in the amount of 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s Common Shares) and an annual interest rate of 0.63% on borrowings payable on such leverage based on market rates as of May 12, 2010, the annual return that the Fund must earn (net of expenses) in order to cover such interest expense is 0.40%. The Fund’s actual cost of leverage will be based on market rates, which may vary over time, and such actual costs of leverage may be higher or lower than that assumed in the previous example.

The following table is designed to assist the investor in understanding the effects of leverage by illustrating the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s Common Shares), assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of Common Shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. See “Principal Risks of the Fund.”

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(15.40)%	(7.90)%	(0.40)%	7.10%	14.60%

Common Share total return is composed of two elements: Distributions on Common Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying dividends or interest on its outstanding leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Lending of Portfolio Securities

The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 102% of the value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Investment Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loans were repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights to the collateral or loaned securities, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PRINCIPAL RISKS OF THE FUND

General

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s common shares.

Limited Operating and Trading History.  The Fund was formed as a Delaware statutory trust on May 23, 2007 and is a non-diversified, closed-end management investment company. The Fund commenced operations on August 27, 2007. Being a recently organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially.

Investment and Market Risk.  An investment in the Fund’s common shares is subject to investment risk, including the possible loss of an investor’s entire investment. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in the Fund’s portfolio, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of its common shares. The Fund’s common shares at any point in time may be worth less than at the time of original investment, even after taking into account the reinvestment of the Fund’s dividends. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. An investment in the Fund’s common shares is not intended to constitute a complete investment program and should not be viewed as such.

Market Discount From Net Asset Value Risk.  Shares of closed-end funds frequently trade at discounts to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the Fund’s common shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Fund’s common shares will depend entirely upon whether the market price of its common shares at the time of sale is above or below the investor’s purchase price for the Fund’s common shares. Because the market price of the Fund’s common shares will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Fund’s common shares, stability of dividends or distributions, trading volume of the Fund’s common shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value or at, below or above the initial public offering price. The Fund’s common shares have in the past traded below their net asset value.

The Fund’s common shares have recently been trading at a substantial premium to NAV per share which may not be sustainable. If the common shares are trading at a premium to net asset value at the time you purchase common shares, the NAV per share of the common shares purchased will be less than the purchase price paid. Please see “Price Range of Common Shares” in this Prospectus for further information about the historical NAV, share prices and premium or discount to NAV of the Fund’s common shares.

Recent Economic Events.  While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, the third and fourth quarters of 2009 and the first quarter of 2010 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund’s ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets. The continued recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

2011 U.S. Federal Budget.  The proposed U.S. federal budget for fiscal year 2011 calls for the elimination of approximately $40 billion in tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and Other Natural Resources Companies in which the Fund invests and/or the natural resources sector generally.

Sector Concentration Risk

Under normal market conditions, and once the proceeds of each offering are fully invested in accordance with its investment objective, the Fund will have at least 80% of its net assets, plus any borrowings for investment purposes, invested in MLP investments, which operate primarily in the natural resources sector. There are risks inherent in the natural resources sector and the businesses of MLPs and Other Natural Resources Companies, including those described below.

MLP and Other Natural Resources Company Risks

Commodity Price Risk.  The return on the Fund’s investments in MLPs and Other Natural Resources Companies will be dependent on the operating margins received and cash flows generated by those companies from the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons. These operating margins and cash flows may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported natural resources, political instability, conservation efforts and governmental regulation. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. MLPs and Other Natural Resources Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain other MLPs and Other Natural Resources Companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some MLPs or Other Natural Resources Companies that own the underlying energy commodity may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The prices of MLP and Other Natural Resources Companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices.

Cyclicality Risk.  The operating results of companies in the broader natural resources sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the MLPs and Other Natural Resources Companies in which the Fund will invest.

Supply Risk.  The profitability of MLPs and Other Natural Resources Companies, particularly those involved in processing, gathering and pipeline transportation, may be materially impacted by the volume of natural gas or other energy commodities available for transportation, processing, storage or distribution. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of MLPs and Other Natural Resources Companies and, therefore, their ability to make distributions or pay dividends.

Demand Risk.  A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect an MLP’s or an Other Natural Resources Company’s revenues and cash flows. Factors that could lead to a sustained decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

Risks Relating to Expansions and Acquisitions.  MLPs and Other Natural Resources Companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs or Other Natural Resources Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs and Other Natural Resources Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the natural resources sector could reduce the growth rate of cash flows received by the Fund from MLPs and Other Natural Resources Companies that grow through acquisitions.

Competition Risk.  The natural resources sector is highly competitive. The MLPs and Other Natural Resources Companies in which the Fund will invest will face substantial competition from other companies, many of which will have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the MLPs and Other Natural Resources Companies in which the Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund.

Weather Risk.  Extreme weather conditions, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005 and Hurricane Ike in 2008, could result in substantial damage to the facilities of certain MLPs and Other Natural Resources Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of MLPs and Other Natural Resources Companies, and could therefore adversely affect their securities.

Interest Rate Risk.  The prices of the equity and debt securities of the MLPs and Other Natural Resources Companies the Fund expects to hold in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain MLPs as a result of the increased availability of alternative investments with yields comparable to those of MLPs. Rising interest rates could adversely impact the financial performance of MLPs and Other Natural Resources Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

MLP Structure Risk.  Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Sub-Sector Specific Risk.  MLPs and Other Natural Resources Companies are also subject to risks that are specific to the particular sub-sector of the natural resources sector in which they operate.

•	Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.
•	Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.
•	Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.
•	Propane. Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.
•	Coal. Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act. Demand and prices for coal may also be affected by current and proposed regulatory limitations on emissions from coal-fired power plants and the facilities of other coal end users. Such limitations may reduce demand for the coal produced and transported by coal companies. Certain coal companies could face declining revenues if they are unable to acquire additional coal reserves or other mineral reserves that are economically recoverable.
•	Marine shipping. Marine shipping companies are subject to supply of and demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply areas and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism. Some vessels may also require replacement or significant capital improvements earlier than otherwise required due to changing regulatory standards. Shipping companies or their ships may be chartered in any country and the Fund’s investments in such issuers may be subject to risks similar to risks related to investments in non-U.S. securities.

Cash Flow Risk.  The Fund will derive substantially all of its cash flow from investments in equity securities of MLPs and Other Natural Resources Companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the MLPs and Other Natural Resources Companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Fund will likely have no influence over the actions of the MLPs in which it invests with respect to the payment of distributions or dividends, and may only have limited influence over Other Natural Resources Companies in that regard. The amount of cash that any individual MLP or Other Natural Resources Company can distribute to its investors, including the Fund, will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the natural resources sector generally and the particular business lines of the issuer. Available cash will also depend on the MLP’s or Other Natural Resources Company’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that an MLP will have available for distribution will also depend on the incentive distributions payable to its general partner or managing member in connection with distributions paid to its equity investors.

Regulatory Risk.  The profitability of MLPs and Other Natural Resources Companies could be adversely affected by changes in the regulatory environment. MLPs and Other Natural Resources Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and Other Natural Resources Companies.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;
•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;
•	the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and
•	the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs and Other Natural Resources Companies or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including

RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that MLPs and Other Natural Resources Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and Other Natural Resources Companies, and the cost of any remediation that may become necessary. MLPs and Other Natural Resources Companies may not be able to recover these costs from insurance.

Proposals for voluntary initiatives and mandatory controls are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures, if adopted, could result in increased costs to certain companies in which the Fund may invest to operate and maintain Natural Resources facilities and administer and manage a greenhouse gas emissions program.

In the wake of a recent Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the federal government announced on May 14, 2007 that the EPA and the Departments of Transportation, Energy, and Agriculture would jointly write regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures if adopted could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Affiliated Party Risk.  Certain MLPs and Other Natural Resources Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s or an Other Natural Resources Company’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s or Other Natural Resources Company’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s or an Other Natural Resources Company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP or Other Natural Resources Company as a transaction with a non-affiliate.

Catastrophe Risk.  The operations of MLPs and Other Natural Resources Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment or suspension of their related operations. Not all MLPs or Other Natural Resources Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the MLP’s or Other Natural Resources Company’s operations and financial condition.

Risks Associated with an Investment in IPOs

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the

Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Risks Associated with an Investment in PIPE Transactions

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “— Liquidity Risk” below.

Liquidity Risk

The investments made by the Fund, including investments in MLPs, may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the amount paid for such investments by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability.

Although the equity securities of the MLPs and Other Natural Resources Companies in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Investment of the Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.

The Fund also expects to invest in unregistered or otherwise restricted securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in the Fund’s inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Tax Risks

In addition to other risk considerations, an investment in the Fund’s common shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Fund’s common shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Tax Law Changes.  Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the MLPs or Other Natural Resources Companies in which the Fund will invest. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s common shareholders. Federal legislation has reduced the federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income tax rates for taxable years beginning after December 31, 2010, and the 15% federal income tax rate for long-term capital gains is scheduled to revert to 20% for such taxable years.

Recently the House of Representatives and the Senate passed substantially similar bills that, if enacted, would substantially revise some of the rules discussed in this Prospectus under “Tax Matters”, including with respect to withholding taxes, certification requirements and information reporting. These bills are generally consistent with a proposal made by the Obama Administration as part of its 2011 Fiscal Year Revenue Proposals. It cannot be predicted whether either of these bills will be enacted and, if enacted, in precisely what form. Prospective investors should consult their tax advisors regarding these bills.

Tax Risk of MLPs.  The Fund’s ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it has no control. The benefit the Fund will derive from its investment in MLPs is largely dependent on the MLPs’ being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for federal income tax purposes, it would be subject to federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%). In addition, if an MLP were to be classified as a corporation for federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by the Fund from it would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund’s common shares.

Deferred Tax Risks of MLPs.  As a limited partner or member in the MLPs in which the Fund will invest, the Fund will be required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to the Fund. Historically, a significant portion of the income from MLPs has been offset by tax deductions. The Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits will be treated as a tax-advantaged return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

The Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.

Tax Risks of Corporations.  The Fund also intends to invest in companies that are classified as corporations for federal income tax purposes. Any distributions received by the Fund from these companies will be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital or capital gain). The amount of a corporate distribution taxable to the Fund as a dividend will depend upon the earnings and profits of the company making the distribution. Historically, the types of corporate Other Natural Resources Companies in which the Fund intends to invest generally have paid dividends to their equity holders in excess of earnings and profits. However, the earnings and profits of an Other Natural Resources Company will fluctuate over time for a variety of reasons, including those discussed in this Prospectus. An increase in a corporation’s earnings and profits may result in a greater proportion of its corporate distributions being treated as a taxable dividend, resulting in an increased current tax liability to the Fund. In addition, the Fund may invest in PFICs. As a result of an investment in a PFIC, the Fund may be subject to an interest charge and additional taxes or, if it makes a certain election, may be required to recognize taxable income related to such investment prior to its receipt of the corresponding cash.

Deferred Tax Risks of Investing in the Fund’s Common Shares.  A reduction in the percentage of the distributions received by the Fund that are offset by tax deductions, losses or credits, or an increase in its portfolio turnover, will reduce that portion of its common share dividend treated as a tax-advantaged return of capital and increase that portion treated as dividend income, resulting in lower after-tax dividends to its common shareholders.

Limitations on Use of Net Operating Loss.  In the event that the Fund experience an “ownership change” for purposes of Section 382 of the Code, which generally is any change in ownership of more than 50% the Fund’s common stock over a three-year period, the Fund’s ability to use net operating loss and capital loss carryovers to offset future taxable income will be substantially limited. Although the Fund does not expect that this offering of common shares should constitute an “ownership change” for purposes of Section 382 of the Code, it is possible that future issuances or sales of common shares or other securities, or certain other direct or indirect changes in ownership may result in an ownership change.

See “Tax Matters.”

Risks Associated with an Investment in Non-U.S. Companies

Non-U.S. Securities Risk.  Investing in securities of non-U.S. issuers involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Non-U.S. Currency Risk.  Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/U.S. dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of its investments.

Currency Hedging Risk.  The Fund may in the future hedge against currency risk resulting from investing in non-U.S. MLPs and Other Natural Resources Companies valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that the Fund might otherwise sell. The use of hedging transactions may result in the Fund incurring losses as a result of matters beyond the Fund’s control. For example losses may be incurred because of the imposition of exchange controls, the suspension of settlements or the Fund’s inability to deliver or receive a specified currency.

Emerging Markets Risk.  Investments in emerging markets instruments, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in more developed market instruments, may also involve greater risk. Emerging markets may be subject to economic, social and political risks not applicable to instruments of developed market issuers, such as repatriation, exchange control or other monetary restrictions, taxation risks, and special considerations due to limited publicly available information, less stringent regulatory standards, and lack of uniformity in accounting.

With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

Interest Rate Risk

The costs associated with any leverage used by the Fund are likely to increase when interest rates rise. Accordingly, the market price of the Fund’s common shares may decline when interest rates rise.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. The regulatory environment for closed-end funds is evolving, and changes in the regulation of closed-end funds may adversely affect the value of investments held by the Fund and the ability of the Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Fund could be substantial and adverse.

Interest Rate Hedging Risk

The Fund may from time to time hedge against interest rate risk resulting from the Fund’s portfolio holdings and any financial leverage it may incur. Interest rate transactions the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the relationships of such hedging instruments to the Fund’s leverage risk, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. Depending on the state of interest rates in general, the Fund’s use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of its common shares. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Fund’s common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Arbitrage Risk

A part of the Investment Adviser’s investment operations may involve spread positions between two or more securities, or derivatives positions including commodities hedging positions, or a combination of the foregoing. The Investment Adviser’s trading operations also may involve arbitraging between two securities or commodities, between the security, commodity and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position.

Equity Securities Risk

Master limited partnership common units and other equity securities of MLPs and Other Natural Resources Companies can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resources sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular MLP or Other Natural Resources Company (which, in the case of an MLP, is generally measured in terms of distributable cash flow). Prices of common units and other equity securities of individual MLPs and Other Natural Resources Companies can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP Subordinated Units.  Master limited partnership subordinated units are not typically listed on an exchange or publicly traded. Holders of MLP subordinated units are entitled to receive a distribution only after the MQD has been paid to holders of common units, but prior to payment of incentive distributions to the general partner or managing member. Master limited partnership subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

General Partner and Managing Member Interests.  General partner and managing member interests are not publicly traded, though they may be owned by publicly traded entities such as GP MLPs. A holder of general partner or managing member interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. In addition, while a general partner or managing member’s incentive distribution rights can mean that general partners and managing members have higher distribution growth prospects than their underlying MLPs, these incentive distribution payments would decline at a greater rate than the decline rate in quarterly distributions to common or subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. A general partner or managing member interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically by a supermajority vote of the limited partners or members.

Small-Cap and Mid-Cap Company Risk

Certain of the MLPs and Other Natural Resources Companies in which the Fund may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap MLPs and Other Natural Resources Companies presents some particular investment risks. These MLPs and Other Natural Resources Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and Other Natural Resources Companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these MLPs and Other Natural Resources Companies may be less liquid than those of larger MLPs and Other Natural Resources Companies, and may experience greater price fluctuations than larger MLPs and Other Natural Resources Companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

Leverage Risk

The Fund may use leverage through fully-collateralized borrowing arrangements, the issuance of preferred shares, commercial paper or notes, other forms of borrowing or both. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to increased risk of loss.

Leverage creates a greater risk of loss, as well as potential for more gain, for the Fund’s common shares than if leverage is not used. Preferred shares or debt issued by the Fund would have complete priority upon distribution of assets over common shares. Depending on the type of leverage involved, the Fund’s use of financial leverage may require the approval of its Board of Trustees. The Fund expects to invest the net proceeds derived from any leveraging according to the investment objective and policies described in this Prospectus. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument or other borrowing arrangements, after taking its related expenses into consideration, the leverage will cause the Fund’s common shareholders to receive a higher rate of income than if it were not leveraged. There is no assurance that the Fund will continue to utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The net asset value of the Fund’s common shares will be reduced by the fees and issuance costs of any leverage.

Leverage creates risk for holders of the Fund’s common shares, including the likelihood of greater volatility of net asset value and market price of the shares. Risk of fluctuations in dividend rates or interest rates on Leverage Instruments or other borrowing arrangements may affect the return to the holders of the Fund’s common shares. To the extent the return on securities purchased with funds received from the use of leverage exceeds the cost of leverage (including increased expenses to the Fund), the Fund’s total return will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to the Fund), the Fund’s total return will be less than if leverage had not been used, and therefore, the amount available for distribution to the Fund’s common shareholders will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s common shareholders of so doing will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage (including increased expenses to the Fund), which would enhance returns to the Fund’s common shareholders. The fees paid to the Investment Adviser will be calculated on the basis of the Fund’s Managed Assets, which include proceeds from Leverage Instruments and other borrowings. During periods in which the Fund uses financial leverage, the investment management fee payable to the Investment Adviser will be higher than if the Fund did not use a leveraged capital structure. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund’s assets. The Board of Trustees will monitor the Fund’s use of leverage and this potential conflict.

Fully-Collateralized Borrowing Risk.  The Fund has entered into a fully-collateralized borrowing arrangement with Credit Suisse. Proceeds from the borrowing arrangement are used to execute the Fund’s investment objective. The borrowing arrangement is collateralized with investments held in a segregated account for the benefit of Credit Suisse at the Fund’s custodian, which collateral exceeds the amount borrowed. If the Fund is unable to repay the loan, the lender may realize upon the collateral pledged by the Fund. Such arrangements are also subject to interest rate risk. See “Principal Risks of the Fund — Interest Rate Risk.”

Preferred Share Risk.  Preferred share risk is the risk associated with the issuance of the preferred shares to leverage the common shares. If the Fund issues preferred shares, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the Fund cannot assure you that the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Costs of the offering of preferred shares will be borne immediately by the Fund’s common shareholders and result in a reduction of net asset value of the common shares.

Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

Preferred Shareholders May Have Disproportionate Influence over the Fund.  If preferred shares are issued, holders of preferred shares may have differing interests than holders of common shares and holders of preferred shares may at times have disproportionate influence over the Fund’s affairs. If preferred shares are issued, holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board of Trustees at all times. The remaining members of the Board of Trustees would be elected by holders of common shares and preferred shares, voting as a single class. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end fund or changes in its fundamental investment restrictions.

Credit Facility.  The Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1/3% of the Fund’s Managed Assets (i.e. 50% of the Fund’s net assets attributable to the Fund’s common shares). Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under a facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.

The Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay dividends in certain circumstances, (ii) incur additional debt and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Portfolio Guidelines of Rating Agencies.  In order to obtain and maintain the required ratings of loans from a credit facility, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody’s and/or S&P or the credit facility, respectively. Such guidelines will likely be more restrictive than the restrictions otherwise applicable to the Fund as described in this Prospectus. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s holders of common shares or its ability to achieve its investment objective. No minimum rating is required for the issuance of preferred shares by the Fund. Moody’s and S&P would receive fees in connection with their ratings issuances.

Securities Lending Risk

The Fund may lend its portfolio securities (up to a maximum of one-third of its Managed Assets) to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.

Non-Diversification Risk

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. To the extent the Fund invests a relatively high percentage of the Fund’s assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Valuation Risk

Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees or its designee pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value.

Additionally, the value of these securities typically requires more reliance on the judgment of the Investment Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. See “Net Asset Value.”

Portfolio Turnover Risk

The Fund anticipates that its annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Strategic Transactions Risk

The Fund may engage in Strategic Transactions, including the purchase and sale of derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and may enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps and invest in forward contracts. The Fund also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Fund’s ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to derivative transactions, are not otherwise available to the Fund for investment purposes.

The Fund may write covered call options. As the writer of a covered call option, the Fund gives up the opportunity during the option’s life to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The Fund may also write uncovered call options (i.e., where the Fund does not own the underlying security or index) to a limited extent. Similar to a naked short sale, writing an uncovered call creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the call option if it is exercised before it expires. There can be no assurance that the securities necessary to cover the call option will be available for purchase. Purchasing securities to cover an uncovered call option can itself cause the price of the securities to rise, further exacerbating the loss.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise. If the Fund were unable to close out an uncovered call option that the Fund had written on a security, the Fund retains the risk of a price increase in the underlying security until the Fund purchases the security or the option expires without exercise.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Fund’s common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of Leverage Instruments, the Fund may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

The Fund intends to segregate liquid assets against or otherwise cover its future obligations under such swap or cap transactions, in order to provide that its future commitments for which the Fund has not segregated liquid assets against or otherwise covered, together with any outstanding Leverage Instruments, will not exceed the applicable limits of the 1940 Act. In addition, such transactions and other use of Leverage Instruments by the Fund will be subject to the asset coverage requirements of the 1940 Act.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund’s use of swaps or caps could enhance or harm the overall performance of its common shares. For example, the Fund may use interest rate swaps and caps in connection with any use by the Fund of Leverage Instruments and other borrowing arrangements. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Fund’s common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common shares net earnings. Buying interest rate caps could decrease the net earnings of the Fund’s common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had the Fund not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund’s portfolio assets being hedged or the increase in its cost of financial leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Fund’s common shares.

The Fund may invest in forward contracts entered into directly with banks, financial institutions and other dealers acting as principal. Forward contracts may not be liquid in all circumstances, so that in volatile markets, the Fund to the extent it wishes to do so may not be able to close out a position by taking another position equal and opposite to such position on a timely basis or without incurring a sizeable loss. Closing transactions with respect to forward contracts usually are effected with the counterparty who is a party to the original forward contract and generally require the consent of such trader. There can be no assurance that the Fund will be able to close out its obligations.

There are no limitations on daily price moves in forward contracts. Banks and other financial institutions with which the Fund may maintain accounts may require the Fund to deposit margin with respect to such trading. Banks are not required to continue to make markets in forward contracts. There have been periods during which certain banks have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank is prepared to buy and that at which it is prepared to sell. Trading of forward contracts through banks is not regulated by any U.S. governmental agency. The Fund will be subject to the risk of bank failure and the inability of, or refusal by, a bank to perform with respect to such contracts.

Convertible Instrument Risk

The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instruments increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Investment Adviser determines that such equity investment is consistent with the investment objective of the Fund.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss because the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise, further exacerbating the loss.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on the Fund’s collateral deposited with such broker-dealer.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and dividends can decline.

Debt Securities Risks

Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.

Credit Risk.  An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Below Investment Grade and Unrated Debt Securities Risk.  Below investment grade debt securities in which the Fund may invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by Fitch or S&P, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the natural resources industry or a general economic downturn, than are the prices of higher-grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in the Fund’s portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest.

For a description of the ratings categories of certain rating agencies, see Appendix A to this Prospectus.

Reinvestment Risk.  Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

ETN and ETF Risk

An ETN or ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN or ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETN or ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETN or ETF. In addition, certain securities that are part of the index tracked by an ETN or ETF may, at times, be unavailable, which may impede the ETN’s or ETF’s ability to track its index. An ETF that uses leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected.

Terrorism and Market Disruption Risk

The terrorist attacks on September 11, 2001 had a disruptive effect on the U.S. economy and securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant, continuing adverse effects on the U.S. economy in general and the natural resources sector in particular. Global political and economic instability could affect an MLP’s or an Other Natural Resources Company’s operations in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Market Volatility

The residential housing sector in the United States has been under considerable pressure during the past two years with home prices nationwide down 15% to 20% on average and nearly twice that in certain regions. Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities, including many of our investments and the price of our common shares. Additionally, the federal rescue of Freddie Mac, Fannie Mae and American International Group, as well as the filing of bankruptcy by Lehman Brothers Holdings, Inc. and the concern that other financial institutions are also experiencing severe economic distress and that the global financial system is under stress have led to significant market volatility and thus further increase the illiquidity of our investments, particularly our thinly-capitalized investments. The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets (and in particular the housing and mortgage markets); and may cause further economic uncertainties or deterioration in the United States and worldwide. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in our portfolio. Given the risks described above, an investment in our common shares may not be appropriate for all prospective investors. A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Investment Management Risk

The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

The decisions with respect to the management of the Fund are made exclusively by the Investment Adviser, subject to the oversight of the Board of Trustees. Investors have no right or power to take part in the management of the Fund. The Investment Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, generally the affairs of the Fund will be wound-up and its assets will be liquidated.

Dependence on Key Personnel of the Investment Adviser

The Fund is dependent upon the Investment Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the natural resources industry. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Fund’s investments. The portfolio managers do not have long-term employment contracts with the Investment Adviser, although they do have equity interests and other financial incentives to remain with the firm. For a description of the Investment Adviser, see “Management of the Fund — Investment Adviser.” The Fund will also depend on the senior management of the Investment Adviser, including particularly Jerry V. Swank. The departure of Mr. Swank or another of the Investment Adviser’s senior management could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, the Fund can offer no assurance that the Investment Adviser will remain its investment adviser, or that the Fund will continue to have access to the Investment Adviser’s industry contacts and deal flow.

Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, the Affiliated Funds, in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by affiliations of the Investment Adviser or its affiliates with MLPs and Other Natural Resources Companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and Other Natural Resources Companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and Other Natural Resources Companies, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or an Other Natural Resources Company about which the Investment Adviser has material non-public information; however, it is the Investment Adviser’s intention to ensure that any material non-public information available to certain of the Investment Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP or Other Natural Resources Company securities.

The Investment Adviser manages several Affiliated Funds. Some of the Affiliated Funds have investment objectives that are similar to or overlap with the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objective as the Fund.

The Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, the Affiliated Funds, in which the Fund will have no interest. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund’s investment opportunities may be limited by investment opportunities in the MLPs and Other Natural Resources Companies that the Investment Adviser is evaluating for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will need to fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

Under the 1940 Act, the Fund and its Affiliated Funds may be precluded from co-investing in certain private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.

The management fee payable to the Investment Adviser is based on the value of the Fund’s Managed Assets, as periodically determined. A significant percentage of the Fund’s Managed Assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Investment Adviser, the Fund’s Board of Trustees and its Valuation Committee will participate in the valuation of its securities. See “Net Asset Value.”

Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in this offering, also represents the Investment Adviser. Such counsel does not purport to represent the separate interests of the investors and has assumed no obligation to do so. Accordingly, the investors have not had the benefit of independent counsel in the structuring of the Fund or determination of the relative interests, rights and obligations of the Fund’s investment adviser and the investors.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities of the Fund:

(1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests in real estate, or investing in securities that are secured by real estate or interests in real estate.

(2) Concentrate the Fund’s investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time; provided, however, that the Fund will, in normal circumstances, invest more than 25% of its assets in the natural resources industry, including MLPs operating in such industry, and may invest to an unlimited degree in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

(3) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations under the 1940 Act that may be adopted, granted or issued by the SEC or its staff. See “The Fund’s Investments — Use of Leverage” and “Principal Risks of the Fund — Leverage Risk.”

(4) Make loans to other persons except (a) through the lending of the Fund’s portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with the Fund’s investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations under the 1940 Act that may be adopted, granted or issued by the SEC or its staff.

(5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable securities laws.

(6) Purchase or sell physical commodities and commodity contracts, except that it may: (i) enter into futures contracts and options on commodities in accordance with applicable law; and (ii) purchase or sell physical commodities that it acquires as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

The rest of the Fund’s investment policies, including its investment objective described under “Investment Objective and Policies,” are considered non-fundamental and may be changed by the Board of Trustees without the approval of the holders of a majority of voting securities, provided that common shareholders receive at least 60 days’ prior written notice of any change.

MANAGEMENT OF THE FUND

Board of Trustees of the Fund

The Board of Trustees of the Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board of Trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address of the Fund, its Trustees and officers is 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219.

Name and Year of Birth	Position with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held
INTERESTED TRUSTEE
Jerry V. Swank (1951)*	Trustee, Chairman of the Board, Chief Executive Officer, and President	Trustee since 2007	Managing Partner of the Investment Adviser and portfolio manager of the Fund (2007 to present).	1	None
NON-INTERESTED TRUSTEES
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser) Director of Southern Methodist University’s Encap Investment & LCM Group Alternative Asset Management Center (2006 to present); and Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	1	CM Advisers Family of Funds (2 series) and Dreman Contrarian Funds (2 series)
Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee.	Trustee since 2007	Retired. A founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	1	Dorchester Minerals LP (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)

Name and Year of Birth	Position with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held
Edward N. McMillan (1947)	Lead Non-Interested Trustee	Trustee since 2007	Retired.	1	None

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Bruce was re-elected in 2008 and is expected to stand for re-election in 2011. Messrs. McMillan and Swank were re-elected in 2009 and are expected to stand for re-election in 2012, and Mr. Trout is standing for re-election in 2010.
*	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Investment Adviser.

Name and Year of Birth	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS WHO ARE NOT TRUSTEES
John Alban (1963)	Interim Chief Compliance Officer and Treasurer (Chief Financial Officer)	Officer since 2010	Chief Financial Officer (“CFO”) of the Investment Adviser; CAO of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005-2007)
Daniel L. Spears (1960)	Executive Vice President and Secretary	Officer since 2010	Partner and Portfolio manager of the Investment Adviser; Investment banker at Banc of America Securities, LLC (1998 to 2006).

As of April 15, 2010, each non-interested Trustee of the Fund and his immediate family members did not beneficially or of record own securities in (1) the Investment Adviser or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Committees

In connection with the Board of Trustees’ responsibility for the overall management and supervision of the Fund’s affairs, the Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. To fulfill these duties, the Board has established two standing committees of the Trustees: an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. Under the Fund’s valuation procedures, the Board has appointed personnel of the Investment Adviser to serve on a valuation committee for the Fund.

The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Fund’s processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. It also makes recommendations regarding the selection of an independent registered public accounting firm for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The members of the Audit Committee include Brian R. Bruce (Chairman), Edward N. McMillan and Ronald P. Trout.

The purposes of the Nominating, Corporate Governance and Compensation Committee are to review and make recommendations on the composition of the Board, develop and make recommendations to the Board regarding corporate governance matters and practices, and review and make recommendations to the Board with respect to any compensation to be paid to certain persons including the chief compliance officer of the Fund and the non-interested Trustees. The committee will consider nominees recommended by shareholders under the terms of the Agreement and Declaration of Trust and the Bylaws. The members of the Nominating, Corporate Governance and Compensation Committee include Ronald P. Trout (Chairman), Brian R. Bruce and Edward N. McMillan.

Board and Committee Meetings

During the Fund’s fiscal year ended November 30, 2009, the Board of Trustees of the Fund held 10 meetings, the Fund’s Audit Committee held 2 meetings and the Nominating, Corporate Governance and Compensation Committee held 2 meetings.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Board member(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified above for each Trustee. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained in those communications.

Compensation of Trustees

The fees and expenses of the non-interested Trustees of the Fund are paid by the Fund. Each non-interested Trustee will receive from the Fund an annual retainer of $25,000 and a fee of $2,000 for each regularly-scheduled Board meeting attended and will be reimbursed for all out-of-pocket expenses related to attendance at Board or committee meetings. The Trustees who are “interested persons,” as that term is defined in the 1940 Act, of the Investment Adviser (including its affiliates) or the Fund receive no compensation from the Fund.

The Trustees received from the Fund, for services as a Trustee of the Fund, the amounts set out below for the Fund’s fiscal year ended November 30, 2009.

	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex
Non-Interested Trustees
Brian R. Bruce	$33,000	None	None	$33,000
Edward N. McMillan	$33,000	None	None	$33,000
Ronald P. Trout	$33,000	None	None	$33,000
Interested Trustee
Jerry V. Swank	None	None	None	None

Investment Adviser

The Fund’s investments are managed by its Investment Adviser, Swank Energy Income Advisors, LP. The Investment Adviser is also investment adviser to the Affiliated Funds, which invest primarily in securities of MLPs and Other Natural Resources Companies and global commodities. Since 2003, the Investment Adviser has managed the Affiliated Funds with a focus on achieving a high after-tax total return from a combination of capital appreciation and current income (as opposed to relative performance against a benchmark index). The Investment Adviser seeks to identify and exploit investment niches it believes are generally less understood and less followed by the broader investor community. The Investment Adviser is indirectly controlled by Jerry V. Swank.

Key Personnel of Investment Adviser

Jerry V. Swank.  Mr. Swank is the sole portfolio manager of the Fund. Mr. Swank formed Swank Capital, LLC in 2000 to provide proprietary energy research to a select group of institutional investors, emphasizing in-depth independent research. Prior to forming Swank Capital, LLC, Mr. Swank spent five years with John S. Herold, Inc. (“Herold”). Herold is an independent oil & gas research and consulting company. He joined Herold in 1995 and served as Managing Director heading up its sales and new product development team until May 1998, when he assumed the position of President. During this period, Mr. Swank developed an in-depth knowledge of the worldwide energy industry, sector profitability, global growth prospects and supply/demand dynamics. Prior to joining Herold, Mr. Swank spent 14 years with Credit Suisse First Boston Corporation in Institutional Equity and Fixed Income Sales in its Dallas office from 1980 to 1995. From 1985 to 1995 he was a Credit Suisse First Boston Corporation Director and Southwestern Regional Sales Manager. Prior to Credit Suisse First Boston Corporation, Mr. Swank worked from 1976 to 1980 on the buy side as an analyst and portfolio manager with Mercantile Texas Corp. Mr. Swank received a B.A. from the University of Missouri (Economics) in 1973 and an M.B.A. from the University of North Texas in 1978.

Mr. Swank has served on the Board of Directors of John S. Herold, Inc., Matador Petroleum Corporation and Advantage Acceptance, Inc. and currently serves on the board of directors of The Cushing Fund (Offshore), Ltd. and The Dalrymple Global Resources Offshore Fund, Ltd.

John Alban.  Mr. Alban is the CFO of the Investment Adviser. Prior to joining the Investment Adviser, Mr. Alban was the Chief Administrative Officer of NGP Energy Capital Management LLC. Mr. Alban has 25 years of experience in alternative and traditional asset management, including operations, compliance, accounting, marketing, portfolio management, investor relations, personnel management, trading, as well as business and fund administration.

Mr. Alban received his M.B.A. with a concentration in Finance from The University of Texas at Austin in 1990. He received his B.A. from Bowdoin College in 1985.

Daniel L. Spears.  Prior to joining the Investment Adviser in 2006, Mr. Spears was an investment banker with Banc of America Securities, LLC within the Natural Resources Group from 1998 to 2006. Mr. Spears was an investment banker with Salomon Smith Barney, Inc. in the Global Energy and Power Group from 1995 to 1998. Mr. Spears has over 12 years of experience providing financial and strategic advice to public and private companies in all sectors of the natural resources industry. Mr. Spears is a director of Quest Midstream Partners, L.P. and Lonestar Midstream, L.P.

Mr. Spears received his B.S. in Economics from the Wharton School of the University of Pennsylvania in 1995.

G. Paul Ferguson.  Prior to joining the Investment Adviser in 2002, Mr. Ferguson was an equity research analyst in the energy group at Frost Securities, Inc. from 2001 to 2002. Mr. Ferguson’s focus at Frost Securities, Inc. was on the midstream energy services sector. Mr. Ferguson also has ten years of experience in various sectors of the energy industry. Mr. Ferguson served as product manager of energy risk management from 1999 to 2001 with Allegro Development. His industry experience also includes serving from 1996 to 1999 as an operations engineer with Koch Gateway Pipeline Company and Delhi Gas Pipeline Corporation and from 1991 to 1995 as a petroleum engineer with Kerr-McGee Corporation.

Mr. Ferguson received his B.S. in Mechanical Engineering from the University of Oklahoma in 1991 and an M.B.A in Finance from Southern Methodist University in 2001. Mr. Ferguson obtained his NASD Series 7 and 63 securities licenses and is also a registered professional engineer in mechanical engineering.

Mr. Ferguson currently serves on the board of directors of Royalty Income Fund of North America (Offshore), Ltd., The Cushing Fund (Offshore), Ltd. and The Dalrymple Global Resources Offshore Fund, Ltd.

Kevin P. Gallagher, CFA.  Mr. Gallagher joined the Investment Adviser in 2006. For the five years prior to that, Mr. Gallagher was a senior research associate with RBC Capital Markets covering the Diversified Energy and MLP sectors from 2000 to 2006. Mr. Gallagher’s career in the investment business also includes 4 years at GMAC-RFC, where he helped manage a portfolio of cash and investments.

Mr. Gallagher earned a BS in Economics with Finance, a minor in Philosophy, and an MBA from Southern Methodist University. In 2004, he received his Chartered Financial Analyst (CFA) designation.

Investment Management Agreement

The Investment Adviser acts as the investment adviser to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month (the “Management Fee”) for the services and facilities provided by the Investment Adviser to the Fund.

Investment Management Fee.

	Fiscal Year Ended November 30,
	2009	2008	2007(1)
The Investment Manager received approximate management fees of	$557,839	$1,615,353	$284,062

(1)	Period from August 27, 2007 (commencement of operations) through November 30, 2007.

On December 19, 2008, the Investment Adviser temporarily reduced the advisory fee charged to the Fund from 1.25% to 1.00%. Effective February 1, 2010, the Investment Adviser discontinued this reduction and resumed charging the Fund an advisory fee of 1.25%.

Because the Management Fee is based upon a percentage of the Fund’s Managed Assets, the Management Fee will be higher if the Fund employs leverage. Therefore, the Investment Adviser will have a financial incentive to use leverage, which may create a conflict of interest between the Investment Adviser and the Fund’s common shareholders.

In addition to the Management Fee, the Fund pays all other costs and expenses of its operations, including the compensation of its Trustees (other than those affiliated with the Investment Adviser); the fees and expenses of the Fund’s administrator, the custodian and transfer and dividend disbursing agent; legal fees; leverage expenses (if any); rating agency fees (if any); listing fees and expenses; fees of independent auditors; expenses of repurchasing shares; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any.

The continuation of the Investment Management Agreement was most recently approved by the Fund’s Board of Trustees on August 13, 2009. A discussion regarding the basis for approval by the Fund’s Board of Trustees of its Investment Management Agreement with the Investment Adviser is available in the Fund’s annual report to shareholders for the period ended November 30, 2009.

The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of non-interested Trustees or the “vote of a majority of the outstanding voting securities” (as defined under the 1940 Act) of the Fund. The Investment Management Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by either party. The Fund may terminate by action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities (accompanied by appropriate notice), and the agreement will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Trustees or by vote of a majority of outstanding voting securities, in the event that it is established by a court of competent jurisdiction that the Investment Adviser or any principal, officer or employee of the Investment Adviser has taken any action that results in a breach of the covenants of the Investment Adviser set out in the Investment Management Agreement. The Investment Management Agreement will provide that the Investment Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention will have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation will have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

Although the Investment Adviser intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Investment Adviser are not exclusive, and the Investment Adviser provides similar services to other clients and may engage in other activities.

Legal Proceedings

On February 10, 2009, a putative class action lawsuit was filed in the United States District Court, Northern District of Texas, by Terri Morse Bachow on behalf of all persons who purchased shares of the Fund between September 1, 2008 and December 19, 2008, against the Advisor, Swank Capital, LLC, Jerry V. Swank, Mark W. Fordyce, Brian R. Bruce, Ronald P. Trout and Edward N. McMillan alleging violations of Sections 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) by Mr. Swank and Mr. Fordyce, violations of Section 20(a) of the Exchange Act by Swank Capital, LLC, Mr. Swank, Mr. Fordyce, Mr. Bruce, Mr. Trout, and Mr. McMillan, and violations of Section 36(b) of the Investment Company Act of 1940 by Swank Capital, LLC. The complaint seeks an unspecified amount in compensatory damages, actual damages, and fees and expenses incurred in the lawsuit. The plaintiff’s claims relate to the treatment and valuation of a deferred tax asset carried by the Fund under FASB Accounting Standards Codification No. 740, Income Taxes (formerly FASB Statement of Financial Accounting Standards No. 109). Plaintiffs claimed that the Fund's net asset value per share was inflated as a result of an alleged failure to apply a valuation allowance to its deferred tax asset. The alleged inflation was eliminated following disclosure by the Fund that its net asset value per share had decreased $3.49 per share as a result of a review of the Fund's accounting treatment of its deferred tax asset and the consequential write-off of that asset. Consequently, the Fund's closing price on the NYSE dropped from $7.40 per share to $3.81 per share over the course of two trading days.

Defendants filed a motion to dismiss the complaint and the court granted in part and denied in part the motion to dismiss. The court dismissed all claims under Section 20(a) of the Exchange Act and Section 36(b) of the 1940 Act but did not dismiss the claim under Section 10(b) of the Exchange Act against Mr. Swank and Mr. Fordyce. On May 17, 2010, the Fund entered into a Stipulation and Agreement of Settlement in the lawsuit. The settlement is contingent on court approval and provides for, among other things, dismissal of the lawsuit with prejudice, the granting of broad releases of the named defendants, the Fund and all affiliated entities and a payment to the plaintiffs by the Fund’s insurance carrier of $3.6 million, which would include payment of any attorneys’ fees for plaintiffs’ counsel.

The Fund anticipates that the entire settlement amount will be paid by its insurers and that the Fund will not incur any further costs or liability from this settlement. On May 17, 2010, the lead plaintiff and defendants Mr. Swank and Mr. Fordyce filed a joint motion seeking preliminary approval by the court of the settlement and approval of a form of notice to potential settlement class members. On June 28, 2010, the court entered an order certifying a settlement class and set a settlement fairness hearing on September 13, 2010 at 9:30 a.m.

Under the Fund’s organizational documents, its officers and trustees, including Mr. Swank, are entitled to indemnification against certain liabilities arising out of the performance of their duties to the Fund, and this indemnification obligation may extend to costs and/or liabilities resulting from the above-described action. As of June 30, 2010, the Fund has accrued and paid approximately $500,000 in expenses relating to the indemnification of its officers and trustees relating to this proceeding. The Fund does not expect any significant increase in these expenses going forward.

Portfolio Manager

Jerry V. Swank (the “portfolio manager”) is primarily responsible for the day-to-day management of the Fund’s portfolio. The following section discusses the accounts managed by the portfolio manager, the structure and method of his compensation and potential conflicts of interest. This information is shown as of November 30, 2009.

Other Accounts Managed by the Portfolio Manager.  The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Asset amounts are approximate and have been rounded.

Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
0	$0	3	$508,000,000	0	$0

Other Accounts That Pay Performance-Based Advisory Fees Managed by the Portfolio Manager.  The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities (other than the Fund) and with respect to which the advisory fee is based on account performance. Asset amounts are approximate and have been rounded.

Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
0	$0	3	$508,000,000	0	$0

Compensation and Potential Conflicts of Interest.  Mr. Swank is compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Mr. Swank, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Ownership of Securities

As of December 31, 2009, the Trustees and portfolio manager of the Fund owned common shares of the Fund in the following amounts:

Name of Trustee or Portfolio Manager	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies(1)
Brian R. Bruce	None.	None.
Edward N. McMillan	$50,001 – $100,000	$50,001 – $100,000
Ronald P. Trout	$1 – $10,000	$1 – $10,000
Jerry V. Swank(2)	over $100,000	over $100,000

(1)	No other registered investment companies share the same investment adviser or principal underwriter as the Fund and hold themselves out to investors as related companies for purposes of investment and investor services.
(2)	Portfolio manager of the Fund.

As of December 31, 2009, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding common shares of the Fund. There are no control persons of the Fund.

Administrator

U.S. Bancorp Fund Services LLC, the Administrator, which is located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s administrator pursuant to a fund administration servicing agreement. Pursuant to this agreement, the Administrator provides the Fund with, among other things, compliance oversight, financial reporting oversight and tax reporting. The Fund pays the Administrator a monthly fee computed at an annual rate of 0.08% of the first $100 million of Managed Assets, 0.05% on the next $200 million of Managed Assets and 0.04% on the balance of Managed Assets, subject to a minimum annual fee of $45,000. The Fund will also pay for the Administrator’s out-of-pocket expenses. The Administrator also serves as fund accountant pursuant to a fund accounting servicing agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Investment Adviser to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to the Investment Adviser. In selecting broker/dealers and in negotiating commissions, the Investment Adviser will consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental to those transactions (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the Investment Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Investment Adviser or to the Fund. The Investment Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Investment Adviser.

The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities on behalf of the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Investment Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the views of the persons responsible for recommending investments to the Fund and such other accounts and funds.

Commissions Paid.  Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

Fiscal Year Ended November 30,	All Brokers	Affiliated Brokers
2009	$1,315,955	$0
2008	$582,968	$0
2007(1)	$210,866	$0

(1)	Period from August 27, 2007 (commencement of operations) through November 30, 2007.

Fiscal Year 2009 Percentages:
Percentage of aggregate brokerage commissions paid to affiliated broker	0%
Percentage of aggregate dollar amount of transactions involving the payment of commissions effected through affiliated broker	0%

NET ASSET VALUE

The Fund will determine the net asset value of its common shares as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) no less frequently than weekly on Wednesday of each week and the last business day in each of November and May. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio and to estimate the associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

Valuations

The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Board of Trustees from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

(ii) Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value of those dividends or rights, as determined by the Investment Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

(iii) Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iv) The Fund’s non-marketable investments will generally be valued in such manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value determinations will be based upon all available factors that the Investment Adviser deems relevant.

DISTRIBUTIONS

The Fund intends to make regular quarterly cash distributions of all or a portion of its income to its common shareholders. The Fund may pay capital gain distributions annually, if available.

The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s distributions to common shareholders will consist of tax-advantaged return of capital for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital to a common shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in our common shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells or exchanges our common shares. Dividends in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. To permit it to maintain a more stable quarterly distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. Shareholders will automatically have all distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. Common shareholders who receive dividends in the form of additional common shares will be subject to the same U.S. federal, state and local tax consequences as common shareholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. and/or Computershare Inc. (together, the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to in this Prospectus as “market premium”), the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to in this Prospectus as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay quarterly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly-issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly-issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See “Tax Matters.” Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and pay a brokerage commission of $0.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

For more information about the plan you may contact the Plan Agent in writing at PO Box 43078, Providence, RI 02940-3078, or by calling the Plan Agent at 1-800-662-7232.

DESCRIPTION OF SHARES

Common Shares

The Fund is a statutory trust organized under the laws of Delaware pursuant to a Declaration of Trust dated as of May 23, 2007. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. The number of common shares outstanding as of April 14, 2010 was 17,174,858. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees will have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The Fund currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.

The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Fund has no present intention of offering any additional shares and common shares issued under the Fund’s Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s common shares are listed on the NYSE under the symbol “SRV.” Net asset value will be reduced immediately following the offering of common shares by the amount of the offering costs paid by the Fund. See “Summary of Fund Expenses.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end funds frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), distribution stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See “Price Range of Common Shares.”

The following information regarding the Fund’s authorized shares is as of April 14, 2010.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Stock	Unlimited	None	17,174,858

Preferred Shares

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”) provides that the Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued pursuant to such provision. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued distributions on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. As of the date of this Prospectus, the Fund has not issued any preferred shares, and the Board of Trustees has no present intention to issue preferred shares.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights.  The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Fund at any time two years of distributions on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end fund or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of preferred shares by the Fund.  The terms of the preferred shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued distributions per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of preferred shares by the Fund.  If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of the preferred shares to be offered.

Other Shares

The Board of Trustees (subject to applicable law and the Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees see fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

Quarter Ended	Market Price		Corresponding Net Asset Value (“NAV”) per Share		Corresponding Premium or Discount as a % of NAV
	High	Low	High	Low	High	Low
Fiscal Year Ended November 30, 2010
First Fiscal Quarter	$9.90	$7.33	$6.74	$5.74	46.88%	27.70%
Second Fiscal Quarter (March 1, 2010 through May 12, 2010)	$9.44	$8.20	$7.24	$6.92	30.39%	18.50%
Fiscal Year Ended November 30, 2009
First Fiscal Quarter	$9.25	$3.69	$7.93	$3.43	16.65%	7.58%
Second Fiscal Quarter	$6.76	$4.28	$4.78	$3.98	41.42%	7.54%
Third Fiscal Quarter	$7.50	$5.71	$5.55	$4.73	35.14%	20.72%
Fourth Fiscal Quarter	$7.61	$5.87	$5.74	$5.18	32.58%	13.32%
Fiscal Year Ended November 30, 2008
First Fiscal Quarter	$17.65	$15.00	$18.00	$17.88	(1.94)%	(16.11)%
Second Fiscal Quarter	$17.98	$15.49	$17.25	$17.34	4.23%	(10.67)%
Third Fiscal Quarter	$17.96	$15.94	$17.40	$16.80	3.22%	(5.12)%
Fourth Fiscal Quarter	$17.02	$8.34	$15.58	$10.23	9.24%	(18.48)%

On May 12, 2010, the last reported price for our common shares was $9.09 per share and the NAV of the Fund’s common shares was $6.89 per share. The Fund cannot determine the reasons why the Fund’s shares trade at a premium to or discount from NAV, nor can the Fund predict whether its shares will trade in the future at a premium to or discount from NAV, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund’s common shares have in the past traded below their NAV.

PLAN OF DISTRIBUTION

We may sell our common shares through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our common shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

The distribution of our common shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per common share must equal or exceed the NAV per share, exclusive of any underwriting commissions or discounts, of our common shares.

We may sell our common shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resale of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our common shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our common shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within a predetermined number of days from the date of the Prospectus Supplement, to cover any overallotments.

To facilitate an offering of common shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common shares. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the common shares for the underwriter’s own account.
•	An underwriter may place a stabilizing bid to purchase the common shares for the purpose of pegging, fixing, or maintaining the price of the shares.
•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common shares subject to the offering by bidding for, and purchasing, the shares or any other securities in the open market in order to reduce a short position created in connection with the offering.
•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common shares originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

Common shares sold pursuant to a Prospectus Supplement will likely be listed on the NYSE. We cannot assure you that there will be a liquid trading market for the common shares offered.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the common shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

The Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of common shares for sale to their online brokerage account holders. Such allocations of common shares for Internet distributions will be made on the same basis as other allocations. In addition, common shares may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our common shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office (with or without cause) by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of any assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of

Trustees believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and its policies and strategies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Agreement and Declaration of Trust also provides that the Fund may be dissolved and terminated upon the approval of 75% of the Trustees.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust, on file with the Commission for the full text of these provisions.

CERTAIN PROVISIONS OF DELAWARE LAW,
THE AGREEMENT AND DECLARATION OF TRUST AND BYLAWS

Classified Board of Trustees.  The Fund’s Board of Trustees is divided into three classes of trustees serving staggered three-year terms. Upon expiration of their current terms, Trustees of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of Trustees will be elected by the shareholders. Trustees of Classes I, II and III will expire in 2011, 2009 and 2010, respectively. A classified board may render a change in control of the Fund or removal of the Fund’s incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Trustees will help to ensure the continuity and stability of its management and policies.

Election of Trustees.  The Fund’s Agreement and Declaration of Trust provides that the affirmative vote of the holders of a plurality of the outstanding shares entitled to vote in the election of Trustees will be required to elect a Trustee.

Number of Trustees; Vacancies; Removal.  The Fund’s Agreement and Declaration of Trust provides that the number of Trustees will be set by the Board of Trustees. The Fund’s Agreement and Declaration of Trust provides that a majority of the Fund’s Trustees then in office may at any time increase or decrease the number of Trustees provided there will be at least one Trustee. As soon as any such Trustee has accepted his appointment in writing, the trust estate will vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he will be deemed a Trustee thereunder. The Trustees’ power of appointment is subject to Section 16(a) of the 1940 Act. Whenever a vacancy in the number of Trustees will occur, until such vacancy is filled as provided, the Trustees in office, regardless of their number, will have all the powers granted to the Trustees and will discharge all the duties imposed upon the Trustees by the Declaration.

Action by Shareholders.  Shareholder action can be taken only at an annual or special meeting of shareholders or by written consent in lieu of a meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals.  The Fund’s Bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Trustees and the proposal of business to be considered by shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by the Board of Trustees or (3) by a shareholder of record both at the time of giving of notice and at the time of the annual meeting who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder of record both at the time of giving of notice and at the time of the annual meeting who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Shareholders.  The Fund’s Bylaws provide that special meetings of shareholders may be called at any time by the Chairman, the President or the Trustees. By following certain procedures, a special meeting of shareholders will also be called by the Secretary of the Trust upon the written request of the Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Although mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end funds listed for trading on a securities exchange frequently trade at discounts to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Fund’s common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the Fund’s structure in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the Fund’s shareholders. However, the Board of Trustees may periodically review the trading range and activity of the Fund’s shares with respect to their net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Fund’s common shares at net asset value or the Fund’s possible conversion to an open-end mutual fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Fund’s common shares trading at a price equal to or close to net asset value per share of its common shares. Based on the determination of the Board of Trustees in connection with this initial offering of the Fund’s common shares that the closed-end structure is desirable in light of the Fund’s investment objective and policies, it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

Delaware trust law provides that any proposal for the Fund’s conversion from a closed-end fund to an open-end investment company requires the approval of its Board of Trustees and the shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80% of the Fund’s continuing Trustees (in addition to the approval by the Fund’s Board of Trustees), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Shares” for a discussion of voting requirements applicable to the Fund’s conversion to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and its common shares would not be eligible to be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Fund’s Board of Trustees may at any time propose the Fund’s conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

REPURCHASE OF COMMON SHARES

In recognition of the possibility that the Fund’s common shares might trade at a discount to net asset value and that any such discount may not be in the interest of the Fund’s common shareholders, the Board of Trustees, in consultation with the Investment Adviser, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Trustees also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for the Fund’s common shares, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its applicable duties and compliance with applicable U.S. state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Fund’s common shares, trading volume of the Fund’s common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund’s expenses and reduce its net income.

There can be no assurance that repurchases of the Fund’s common shares or tender offers, if any, will cause share of its common shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund’s outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the Fund’s common shares.

Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Fund’s common shares, the acquisition of common shares by the Fund will decrease its total assets and therefore will have the effect of increasing its expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Because of the nature of the Fund’s investment objective, policies and portfolio, particularly its investment in illiquid or otherwise restricted securities, it is possible that repurchases of common shares or tender offers could interfere with the Fund’s ability to manage its investments in order to seek its investment objective. Further, it is possible that the Fund could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common shares.

TAX MATTERS

Tax matters are complicated, and the U.S. federal, state, local and foreign tax consequences of an investment in and holding of the Fund’s common shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

The following is a summary of the material U.S. federal income tax considerations generally applicable to holders of common shares that acquire common shares pursuant to this offering and that hold such shares as capital assets (generally, for investment). The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Fund has not rendered any legal opinion to the Fund regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax aspects set out below.

Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of common shares, as well as the effects of state, local and foreign tax laws.

For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of common shares that, for U.S. federal income tax purposes, is one of the following:

•	an individual who is a citizen or resident of the United States;
•	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States or any state of the United States;
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

The Fund

The Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund may be subject to state income tax by reason of its investments in equity securities of MLPs. The Fund may be subject to alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payment of U.S. corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the shares. In addition, distributions to shareholders of the Fund will be taxed under federal income tax laws applicable to corporate distributions, and thus the Fund’s taxable income will be subject to a double layer of taxation.

Certain Fund Investments

MLP Equity Securities.  MLPs differ from corporations in the way they are treated for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation makes distributions to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. An MLP is instead generally treated as a partnership for U.S. federal income tax purposes, which means no U.S. federal income tax is imposed at the partnership entity level. A partnership’s items of taxable income, gain, loss and deductions are generally allocated among all the partners in proportion to their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be taxed only at one level — at the partner level.

The Code generally requires all publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies specific requirements, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. Such publicly traded partnerships are referred to in this “Tax Matters” discussion as MLPs. Under these requirements, an MLP is required to derive at least 90% of its gross income for each taxable year from specified sources of qualifying income, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, gains on sales of certain capital assets, and in certain limited circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Qualifying income also includes income and gain from mineral or natural resources activities, including exploration, development, production, mining, refining, certain marketing and transportation (including pipelines) of oil and gas, minerals, fertilizer, geothermal energy, or timber. Most MLPs today are in natural resources, timber or real estate related (including mortgage securities) businesses.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is treated as a tax-free return of capital to the extent of the partner’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the partner’s tax basis in its MLP interest.

When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the portion of the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s adjusted tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and the Fund’s allocable share of the MLP’s debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses, reductions in the Fund’s allocable share of the MLP’s debt, if any, and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income generally will not be taxable to the extent the distribution does not exceed the Fund’s tax basis in the MLP, such distribution will reduce the Fund’s tax basis and thus increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund or on a subsequent distribution by the MLP to the Fund.

The Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Other Investments.  The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving a corresponding amount cash.

If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received from the investments.

Foreign Investments.  Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.

The Fund may invest in PFICs. As a result of an investment in a PFIC, the Fund may be subject to additional taxes or, if it makes one of the elections described below, may be required to recognize taxable income related to such investment prior to its receipt of the corresponding cash.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election with respect to an interest in a PFIC that is “marketable stock” as defined in the PFIC rules. This election will result in the Fund’s being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of IRS.

U.S. Shareholders

Distributions.  Distributions by the Fund of cash or property in respect of the common shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), with respect to taxable years beginning on or before December 31, 2010, will be eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 15%), provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the common shares, and then as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable common shares for more than one year. The Fund’s earnings and profits are generally calculated by making certain adjustments to the Fund’s taxable income. Based upon the Fund’s review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the Fund’s earnings and profits. Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the common shares will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the Fund will invest a substantial portion of its assets in natural resources-related MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

U.S. Shareholders that participate in the Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a distribution equal to the reinvested amount (taxable as described immediately above) and (ii) reinvested such amount in common shares.

Sales of Shares.  Upon the sale, exchange or other taxable disposition of common shares, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the common shares. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the common shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning after December 31, 2010). The deductibility of capital losses is subject to limitations under the Code.

A redemption of common shares will be treated as a sale or exchange of such common shares provided the redemption is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of an shareholder’s interest in the Fund, or is in partial liquidation of the Fund. A redemption treated as a sale or exchange of common shares will be subject to U.S. federal income tax as described immediately above. Redemptions that do not qualify for sale or exchange treatment will be treated as dividends to the extent paid from the Fund’s current or accumulated earnings and profits. To the extent the Fund does not have sufficient earnings and profits, the redemption proceeds will constitute a return of capital and will first be applied against and reduce a shareholder’s adjusted basis in his or her common shares, but not below zero, and then the excess, if any, will be treated as gain from the sale of the common shares. If the Fund redeems common shares, there is a risk that the non-tendering shareholders would be considered to have received a deemed distribution as a result of the Fund’s purchase of the tendered common shares, and all or a portion of that deemed distribution may be taxable as a dividend.

A U.S. Shareholder’s adjusted tax basis in its common shares may be less than the price paid for the common shares as a result of distributions by the Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).

Information Reporting and Backup Withholding Requirements.  In general, distributions on the common shares, and payments of the proceeds from a sale, exchange or other disposition of the common shares paid to a U.S. Shareholder are subject to information reporting on Form 1099 and may be subject to backup withholding (currently at a maximum rate of 28%) unless the U.S. Shareholder (i) is a corporation or other exempt recipient or (ii) provides an accurate taxpayer identification number and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. Shareholder may be refunded or credited against the U.S. Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Each U.S. Shareholder will receive, if appropriate, various written notices after the close of the Fund’s taxable year describing the amount and the U.S. federal income tax status of distributions that were paid (or that are treated as having been paid) by the Fund to the U.S. Shareholder, and the amount of any U.S. federal taxes withheld, during the preceding taxable year.

Non-U.S. Shareholders

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of common shares that, for U.S. federal income tax purposes, is one of the following:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to tax as expatriates,
•	a foreign corporation or
•	a foreign estate or trust.

If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

A “Non-U.S. Shareholder” does not include (i) an individual who is present in the United States for 183 days or more in the taxable year of disposition and is not otherwise a resident of the United States for U.S. federal income tax purposes or (ii) any person who owns at any time, actually or constructively, more than 5% of the Fund’s common shares. Any such person is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the sale, exchange or other disposition of common shares.

This summary assumes that the Non-U.S. Shareholder’s investment in the Fund is not effectively connected with the conduct by such Non-U.S. Shareholder of a trade or business in the United States. Any Non-U.S. Shareholder whose investment in the Fund is effectively connected with such Non-U.S. Shareholder’s conduct of a trade or business in the United States should consult its own tax advisor.

Distributions.  Distributions by the Fund of cash or property in respect of the common shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding tax, a Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.

If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes first as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in the common shares, and then as capital gain. As discussed above, the Fund expects that only a portion of its distributions to its shareholders with respect to the common shares will be treated as dividends for U.S. federal income tax purposes. To the extent that any distribution by the Fund is not treated as a dividend, such distribution will not be subject to U.S. withholding tax, unless the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the distribution or the Non-U.S. Shareholder’s holding period, whichever is shorter, and the common shares have ceased to be traded on an established securities market prior to the beginning of the calendar year in which the distribution occurs. Gain recognized by a Non-U.S. Shareholder as a consequence of a distribution by the Fund will not be subject to U.S. federal income tax, except as described below under “— Sale of Shares.”

Sale of Shares.  A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on the sale, exchange or other disposition of common shares unless:

•	the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the United States, subject to an applicable treaty providing otherwise, or

•	the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the disposition or the Non-U.S. Shareholder’s holding period, whichever is shorter, and the common shares have ceased to be traded on an established securities market prior to the beginning of the calendar year in which the sale, exchange or other disposition occurs.

Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of common shares become, a U.S. real property holding corporation.

Information Reporting and Backup Withholding.  Information returns will be filed with the Internal Revenue Service in connection with payments of dividends and the proceeds from a sale or other disposition of common shares. A Non-U.S. Shareholder may have to comply with certification procedures to establish that it is not a United States person in order to avoid backup withholding tax requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding tax as well. The amount of any backup withholding from a payment to a Non-U.S. Shareholder may entitle such holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

OTHER SERVICE PROVIDERS

Computershare Inc. and its fully owned subsidiary Computershare Trust Company, N.A., which are located at 250 Royall Street, Canton, MA 02021, have entered into a transfer agency and service agreement with the Fund. Under this agreement, Computershare Trust Company, N.A. serves as the Fund’s transfer agent, registrar and administrator of its dividend reinvestment plan, and Computershare Inc. serves as dividend disbursing agent and may act on behalf of Computershare Trust Company, N.A. in providing certain of the services covered by the agreement.

U.S. Bank National Association, which is located at 1555 N. Riveright Dr., Suite 302, Milwaukee, WI 53212, acts as custodian of the Fund’s securities and other assets.

The Administrator acts as the Fund’s fund accountant. The Administrator will assist in the calculation of the Fund’s net asset value. The Administrator will also maintain and keep current the accounts, books, records and other documents relating to the Fund’s financial and portfolio transactions.

CODE OF ETHICS

The Fund and the Investment Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act. This code permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. This code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The code of ethics is available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of this code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A summary of the Investment Adviser’s proxy voting policies and procedures is attached as Appendix B to this Prospectus.

LEGAL MATTERS

Certain legal matters in connection with the Fund’s common shares will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Deloitte & Touche LLP as its independent registered public accounting firm. Deloitte & Touche LLP’s principal business address is located at 2200 Ross Avenue, Dallas, Texas 75201.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance with those requirements is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports and other information, including the Fund and Investment Adviser’s code of ethics, can be inspected and copied at the Securities and Exchange Commission’s Public Reference Room, Washington, D.C. 20549-0102. Information on the operation of such public reference facilities may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Copies of such materials can be obtained from the Securities and Exchange Commission’s Public Reference Room, at prescribed rates, or by electronic request at publicinfo@sec.gov. The Securities and Exchange Commission maintains a website at www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. Copies of the Fund’s annual and semi-annual reports may be obtained, without charge, upon request mailed to Jerry Swank, the Cushing MLP Total Return Fund, 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219 or by calling him toll free at (800) 662-7232 and also are made available on the Fund’s website at www.swankcapital.com. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus.

Additional information regarding the Fund is contained in the registration statement on Form N-2, including amendments, exhibits and schedules to the registration statement relating to such shares filed by the Fund with the Securities and Exchange Commission in Washington, D.C. This Prospectus does not contain all of the information set out in the registration statement, including any amendments, exhibits and schedules to the registration statement. For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part of the registration statement may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The Financial Statements of the Fund and Notes thereto and the Report of Independent Registered Public Accounting Firm from the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2009 were filed with the SEC and are each incorporated by reference into this Prospectus.

APPENDIX A

RATINGS OF INVESTMENTS

S&P’s Bond Ratings

AAA.  Debt rated AAA had the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA.  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A.  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C.  Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI.  The rating CI is reserved for income bonds on which no interest is being paid.

D.  Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Bond Ratings

AAA.  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa.  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A.  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa.  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B.  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa.  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca.  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C.  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA.  Highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA.  Very high credit quality.  “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A.  High credit quality.  “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB.  Good credit quality.  “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB.  Speculative.  “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B.  Highly speculative.  “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C.  High default risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D.  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% – 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50% – 90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Commercial Paper Ratings

Commercial paper rated by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES
SWANK ENERGY INCOME ADVISORS, LP

Proxy Voting Policy

Swank Energy Income Advisors, LP (the “Investment Manager”) serves as the investment adviser and general partner, respectively, of certain investment vehicles and other clients (each a “Client” and collectively, the “Clients”). Through these relationships the Investment Manager is sometimes delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Manager follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Manager votes, on behalf of each Client, are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Manager and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Manager will cast votes for these matters on a case-by-case basis. The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Manager and a Client, the Investment Manager will resolve the conflict before voting the proxies. The Investment Manager will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Manager’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Manager maintains records of (i) all proxy statements and materials the Investment Manager receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

B-1

3,000,000 Shares

The Cushing MLP Total Return Fund

Common Shares

PROSPECTUS SUPPLEMENT

RBC Capital Markets
Ladenburg Thalmann & Co. Inc.
Baird
BB&T Capital Markets
Janney Montgomery Scott
Maxim Group LLC
National Securities Corporation
Stone & Youngberg LLC
Wunderlich Securities

February   , 2011